                                                                  EXHIBIT 10.11

                                                                  EXECUTION COPY




                             CONTRIBUTION AGREEMENT



                                 BY AND BETWEEN



                          CLARANT WORLDWIDE CORPORATION



                                       AND



                              YOUNG & RUBICAM INC.







                                  JUNE 7, 1999



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                                TABLE OF CONTENTS



1.       THE PURCHASE.............................................................................................2
         1.1      PURCHASE AND CONTRIBUTION OF ASSETS.............................................................2
         1.2      LIABILITIES RELATED TO THE BUSINESS.............................................................4

2.       [INTENTIONALLY OMITTED]..................................................................................5

3.       DELIVERY OF CONSIDERATION................................................................................5
         3.1      TENDER OF CONSIDERATION.........................................................................5
         3.2      ALLOCATION OF CONSIDERATION.....................................................................5
         3.3      EARN-OUT........................................................................................5

4.       PRECLOSING AND CLOSING...................................................................................5
         4.1      PRE-CLOSING.....................................................................................5
         4.2      THE CLOSING.....................................................................................6

5.       REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTOR........................................................7
         5.1      DUE ORGANIZATION................................................................................7
         5.2      AUTHORIZATION...................................................................................7
         5.3      [Intentionally Omitted].........................................................................7
         5.4      AUTHORITY; NO CONFLICT..........................................................................7
         5.5      [Intentionally Omitted].........................................................................8
         5.6      [Intentionally Omitted].........................................................................8
         5.7      [Intentionally Omitted].........................................................................8
         5.8      [Intentionally Omitted].........................................................................8
         5.9      [Intentionally Omitted].........................................................................8
         5.10     FINANCIAL STATEMENTS............................................................................8
         5.11     LIABILITIES AND OBLIGATIONS.....................................................................8
         5.12     ACCOUNTS AND NOTES RECEIVABLE...................................................................9
         5.13     PATENTS AND OTHER INTELLECTUAL PROPERTY.........................................................9
         5.14     TRADEMARKS......................................................................................9
         5.15     LITIGATION AND LEGAL PROCEEDINGS...............................................................10
         5.16     COMPLIANCE WITH APPLICABLE LAWS; PERMITS.......................................................11
         5.17     EMPLOYEE BENEFITS..............................................................................11
         5.18     INSURANCE POLICIES.............................................................................13
         5.19     ENVIRONMENT....................................................................................13
         5.20     LABOR AND EMPLOYMENT MATTERS...................................................................13
         5.21     PERSONAL PROPERTY..............................................................................14
         5.22     SIGNIFICANT CUSTOMERS; MATERIAL CONTRACTS AND
                  COMMITMENTS....................................................................................15





         5.23     REAL PROPERTY..................................................................................15
         5.24     TAXES..........................................................................................16
         5.25     BUSINESS CONDUCT...............................................................................18
         5.26     DEPOSIT ACCOUNTS...............................................................................19
         5.27     YEAR 2000 COMPLIANCE...........................................................................19
         5.28     RELATIONS WITH GOVERNMENTS.....................................................................20
         5.29     DISCLOSURE.....................................................................................20
         5.30     WARRANTIES; PRODUCTS...........................................................................20
         5.31     AFFILIATE TRANSACTIONS.........................................................................20
         5.32     [Intentionally Omitted.........................................................................20
         5.33     BROKERS........................................................................................20
         5.34     OWNERSHIP AND CONDITION OF ASSETS..............................................................21

6.       REPRESENTATIONS OF CLARANT..............................................................................21
         6.1      DUE ORGANIZATION...............................................................................21
         6.2      AUTHORIZATION..................................................................................21
         6.3      CAPITAL STOCK..................................................................................21
         6.4      SUBSIDIARIES...................................................................................22
         6.5      LIABILITIES AND OBLIGATIONS....................................................................22
         6.6      NO VIOLATIONS..................................................................................22
         6.7      MISREPRESENTATION..............................................................................23
         6.8      BUSINESS; REAL PROPERTY; MATERIAL AGREEMENTS...................................................23
         6.9      CONFORMITY WITH LAW; LITIGATION................................................................23
         6.10     CLARANT COMMON STOCK...........................................................................23
         6.11     NO SIDE AGREEMENTS.............................................................................23
         6.12     ABSENCE OF CHANGES.............................................................................24
         6.13     TAXES..........................................................................................25

7.       COVENANTS PRIOR TO CLOSING..............................................................................25
         7.1      ACCESS AND COOPERATION; DUE DILIGENCE..........................................................25
         7.2      CONDUCT OF BUSINESS PENDING CLOSING............................................................26
         7.3      PROHIBITED ACTIVITIES..........................................................................26
         7.4      NO SHOP........................................................................................27
         7.5      [Intentionally Omitted]........................................................................27
         7.6      AGREEMENTS.....................................................................................28
         7.7      NOTIFICATION OF CERTAIN MATTERS................................................................28
         7.8      COOPERATION IN PREPARATION OF REGISTRATION STATEMENT...........................................28
         7.9      FINAL FINANCIAL STATEMENTS.....................................................................29
         7.10     FURTHER ASSURANCES.............................................................................29
         7.11     THIRD PARTY APPROVALS..........................................................................29
         7.12     BASIS..........................................................................................29
         7.13     AMENDMENT OF SCHEDULES.........................................................................29


                                       ii

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         7.14     AUTHORIZED CAPITAL STOCK.......................................................................30
         7.15     HSR FILING.....................................................................................30



                                       iii

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8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CONTRIBUTOR..................................................31
         8.1      REPRESENTATIONS AND WARRANTIES.................................................................31
         8.2      PERFORMANCE OF OBLIGATIONS.....................................................................31
         8.3      NO LITIGATION..................................................................................31
         8.4      OPINION OF COUNSEL.............................................................................31
         8.5      REGISTRATION STATEMENT.........................................................................31
         8.6      CONSENTS AND APPROVALS.........................................................................32
         8.7      GOOD STANDING CERTIFICATES.....................................................................32
         8.8      SECRETARY'S CERTIFICATE........................................................................32
         8.9      CLOSING OF IPO.................................................................................32
         8.10     EMPLOYMENT AGREEMENTS..........................................................................32
         8.11     DIRECTOR INDEMNIFICATION.......................................................................32
         8.12     TRANSITION SERVICES AGREEMENT..................................................................32
         8.13     LISTING........................................................................................32
         8.14     DIRECTORS......................................................................................32
         8.15     MATERIAL ADVERSE EFFECT........................................................................33
         8.16     TAX OPINION....................................................................................33
         8.17     HSR ACT........................................................................................33
         8.18     OPTIONS........................................................................................33

9.       CONDITIONS PRECEDENT TO OBLIGATIONS OF CLARANT..........................................................33
         9.1      REPRESENTATIONS AND WARRANTIES.................................................................33
         9.2      PERFORMANCE OF OBLIGATIONS.....................................................................34
         9.3      NO LITIGATION..................................................................................34
         9.4      SECRETARY'S CERTIFICATE........................................................................34
         9.5      NO MATERIAL ADVERSE EFFECT.....................................................................34
         9.6      CONSENTS AND APPROVALS.........................................................................34
         9.7      OPINION OF COUNSEL.............................................................................35
         9.8      REGISTRATION STATEMENT.........................................................................35
         9.9      EMPLOYMENT AGREEMENTS..........................................................................35
         9.10     CLOSING OF IPO.................................................................................35
         9.11     SATISFACTION...................................................................................35
         9.12     TRANSITION SERVICES AGREEMENT..................................................................35
         9.13     CONTRIBUTOR REPRESENTATIONS....................................................................35

10.      COVENANTS OF CLARANT AND THE CONTRIBUTOR AFTER CLOSING..................................................35
         10.1     PRESERVATION OF TAX AND ACCOUNTING TREATMENT...................................................35
         10.2     TAX MATTERS....................................................................................35
         10.3     DIRECTORS AND OFFICERS.........................................................................36
         10.4     FURTHER ASSURANCES.............................................................................37
         10.5     TRANSFER TAXES.................................................................................37



                                       iv

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         10.6     [Intentionally Omitted]........................................................................37
         10.7     EMPLOYEE RELATIONS AND BENEFITS................................................................37
         10.8     POST CLOSING SERVICES..........................................................................38
         10.9     GRANT OF LICENSE...............................................................................41

11.      INDEMNIFICATION.........................................................................................42
         11.1     INDEMNIFICATION BY CONTRIBUTOR.................................................................42
         11.2     INDEMNIFICATION BY CLARANT.....................................................................43
         11.3     INDEMNIFICATION PROCEDURE THIRD PARTY CLAIMS...................................................43
         11.4     [Intentionally Omitted]........................................................................45
         11.5     INDEMNIFICATION PROCEDURE  OTHER CLAIMS........................................................45
         11.6     FAILURE TO GIVE TIMELY NOTICE..................................................................45
         11.7     REDUCTION OF LOSS..............................................................................45
         11.8     SUBROGATION....................................................................................45
         11.9     ARBITRATION....................................................................................46
         11.10    EXCLUSIVE REMEDIES.............................................................................46
         11.11    LIMITATION AND EXPIRATION......................................................................46
         11.12    SURVIVAL OF REPRESENTATIONS WARRANTIES AND
                  COVENANTS......................................................................................48

12.      TERMINATION OF AGREEMENT................................................................................48
         12.1     TERMINATION....................................................................................48
         12.2     LIABILITIES IN EVENT OF TERMINATION............................................................48

13.      NONCOMPETITION..........................................................................................48
         13.1     PROHIBITED ACTIVITIES..........................................................................48
                  DAMAGES........................................................................................49
         13.2     DAMAGES........................................................................................49
         13.3     REASONABLE RESTRAINT...........................................................................49
         13.4     SEVERABILITY; REFORMATION......................................................................49
         13.5     INDEPENDENT COVENANT...........................................................................49
         13.6     MATERIALITY....................................................................................50

14.      NONDISCLOSURE OF CONFIDENTIAL INFORMATION...............................................................50
         14.1     CONTRIBUTOR....................................................................................50
         14.2     CLARANT........................................................................................50
         14.3     DAMAGES........................................................................................51
         14.4     SURVIVAL.......................................................................................51

15.      [INTENTIONALLY OMITTED].................................................................................51

16.      FEDERAL SECURITIES ACT REPRESENTATIONS..................................................................51
         16.1     NONREGISTRATION OF CLARANT COMMON STOCK........................................................51
         16.2     COMPLIANCE WITH LAW............................................................................51



                                        v

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         16.3     ECONOMIC RISK; SOPHISTICATION..................................................................52



                                       vi

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17.      REGISTRATION RIGHTS.....................................................................................52
         17.1     REGISTRATION RIGHTS............................................................................52
         17.2     REGISTRATION PROCEDURES........................................................................54
         17.3     UNDERWRITING AGREEMENT.........................................................................54
         17.4     AVAILABILITY OF RULE 144.......................................................................54
         17.5     MARKET STANDOFF................................................................................54

18.      DEFINITIONS.............................................................................................55

19.      GENERAL.................................................................................................61
         19.1     COOPERATION....................................................................................61
         19.2     SUCCESSORS AND ASSIGNS.........................................................................62
         19.3     ENTIRE AGREEMENT...............................................................................62
         19.4     COUNTERPARTS...................................................................................62
         19.5     EXPENSES.......................................................................................62
         19.6     NOTICES........................................................................................63
         19.7     GOVERNING LAW..................................................................................64
         19.8     EXERCISE OF RIGHTS AND REMEDIES................................................................64
         19.9     TIME...........................................................................................64
         19.10    REFORMATION AND SEVERABILITY...................................................................64
         19.11    [Intentionally Omitted]........................................................................64
         19.12    CAPTIONS.......................................................................................64
         19.13    SURVIVAL.......................................................................................64

                             EXHIBITS AND SCHEDULES


EXHIBITS:

         3.1           Consideration
         3.2           Allocation of Consideration
         3.3           Contingent Consideration
         4.1(b)(ii)    Form of General Assignment and Bill of Sale
         4.1(b)(iii)   Form of Instrument of Assumption of
                       Liabilities
         4.1(b)(iv)    Form of Transition Services Agreement
         8.10          Form of Employment Agreement
         10.8(i)       Form of Option Agreement

SCHEDULES:

         1.1(a)(ii)    Fixed Assets
         1.1(a)(iii)   Permits
         1.1(a)(iv)    Assigned Contracts
         1.1(a)(v)     Computer Software
         1.1(b)(v)     Logo
         5.4           Consents
         5.10          Financial Statements
         5.11          Liabilities and Obligations
         5.12          Accounts and Notes Receivable
         5.13          Patents and Other Intellectual Property
         5.14          Trademarks
         5.15          Litigation
         5.16          Compliance with Applicable Laws; Permits
         5.18          Insurance Policies
         5.19          Environment
         5.20          Labor and Employment Matters
         5.21          Personal Property
         5.22          Significant Customers; Material Contracts
                       and Commitments
         5.23          Real Property
         5.24          Taxes
         5.25          Business Conduct
         5.26          Deposit Accounts
         5.27          Year 2000 Compliance
         5.30          Warranties; Products
         5.31          Affiliate Transactions
         6.3(a)        Capital Stock
         6.5           Liabilities and Obligations

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         6.6           No Violations
         6.8           Business; Real Property; Material Agreements
         6.9           Conformity with Law; Litigation
         7.6           Agreements
         9.6           Consents and Approvals
         9.9           Employment Agreements
         10.8(b)       Work Orders
         10.8(c)       Existing Clients of Contributor
         10.8(g)       Clients of Clarant
         10.9(b)       Licensed Material
         11.1(d)       Indemnification
         13.1(a)(ii)   Certain Companies
         18.1          Draft Registration Statement

                             CONTRIBUTION AGREEMENT

         This Contribution Agreement (the "Agreement") is entered into as of June 7, 1999 by and between Clarant Worldwide Corporation, a Delaware corporation ("Clarant"), and Young & Rubicam Inc., a Delaware corporation (the "Contributor").

         WHEREAS, Brand Dialogue ("Brand Dialogue"), an unincorporated division of the Contributor with operations in New York, and elsewhere in the United States and the world, provides consulting services to businesses seeking to market through the Internet;

         WHEREAS, Clarant desires to acquire, and the Contributor desires to contribute, certain of Brand Dialogue's assets located in New York, New York and used principally in connection with Brand Dialogue's operations in New York, New York (such operations hereinafter referred to as the "Business"), which assets are more fully described in Section 1.1 below;

         WHEREAS, Clarant has agreed to assume certain liabilities relating to or arising out of the Business and the Acquired Assets (as defined in Section
1.1 below);

         WHEREAS, Clarant plans to enter into other separate agreements (the "Other Agreements") with Align Solutions Corp., a Delaware corporation, Free Range Media, Inc., a Washington corporation, InterActive8, Inc., a New York corporation, Multimedia Resources LLC, a New York limited liability company, Potomac Partners Management Consulting LLC, a Delaware limited liability company, RSI Group, Inc., a Texas corporation, and Integrated Consulting, Inc., d/b/a/ i.con interactive, a Texas corporation (collectively, the "Other Founding Companies" and together with the Contributor, the "Founding Companies"), and their respective principal owners in order to acquire additional Internet consulting organizations;

         WHEREAS, this Agreement and the Other Agreements and the transactions contemplated thereby constitute the "Clarant Plan of Organization;"

         WHEREAS, in consideration of the agreements of the Other Founding Companies as set forth in the Other Agreements, the Board of Directors of the Contributor has approved this Agreement and the transactions contemplated hereby and thereby;

         WHEREAS, in consideration of the agreements of the Other Founding Companies as set forth in the Other Agreements, the Board of Directors and the stockholders of Clarant have approved the Clarant Plan of Organization, this Agreement and the transactions contemplated hereby and thereby; and

         WHEREAS, the parties have approved this Agreement and the Plan of Organization as an integrated plan to transfer the Acquired Assets (as defined in Section 1.1 below) to Clarant under Section 351 of the Code.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto hereby agree as follows:

1.       THE PURCHASE

         1.1 PURCHASE AND CONTRIBUTION OF ASSETS. Upon and subject to the terms and conditions of this Agreement, the Contributor shall contribute, convey, assign, transfer and deliver to Clarant, and Clarant shall purchase, acquire and accept from Contributor, the assets described in subsection (a) hereof, excluding however, the Excluded Assets, as they exist on the Closing Date, in each case, whether such assets are real and personal, tangible and intangible, absolute or contingent, and whether or not such assets are carried or reflected on the books and records of the Contributor (collectively, the "Acquired Assets").

                  (a) ACQUIRED ASSETS. The Acquired Assets shall include, subject in each case to Section 1.1(b), the assets of the Business described in clauses (i) through (viii) below:

                           (i)      All of the Contributor's trade accounts
receivable allocated directly to the Business (collectively, the "Accounts Receivable") and pre-paid expenses allocated directly to the Business, in each case as existing on the Closing Date;

                           (ii)     All of the Contributor's owned
machinery, equipment, tools, data processing equipment, computers and peripheral equipment and other personal property, in each case, listed in SCHEDULE 1.1(a)(ii) (the "Fixed Assets");

                           (iii)    Contributor's Permits (as defined in
Section 5.16(b)) listed on SCHEDULE 1.1(a)(iii) to the extent the same may be lawfully sold or transferred;

                           (iv)     All of Contributor's rights and
benefits pursuant to or arising from those Contracts listed on SCHEDULE 1.1(a)(iv) (collectively, the "Assigned Contracts"), including all deposits and prepayments relating to any of the Assigned Contracts;

                           (v)      all of Contributor's right to use, to the
extent such right is transferable, the computer software listed on SCHEDULE 1.1(a)(v) and used in connection with the Business, including, but not limited to, data and related documentation (the "Computer Software");

                           (vi)     all confidential or proprietary
business information and brand-building models and systems (including research and development, know-how, formulas, compositions, principles and techniques, technical data, designs, drawings, blueprints, specifications, certifications and file reports) used solely in connection with the Business (the "Intellectual Property");

                           (vii)     Copies of the Business's customer and
supplier lists, contacts and files, catalogues, brochures, pricing and other marketing information and materials, supplies, form marketing literature and videos, and all similar data and materials of all kinds in each case only to the extent solely related to the Business; and

                           (viii)     True copies of all of the books, records,
data and information relating solely to the Business (collectively, the "Books and Records"), including, without limitation, all general, financial and accounting records, purchase orders and invoices, sales orders and sales order log books, personnel records, correspondence and miscellaneous records with respect to customers and supply sources, and all other general correspondence, records, books and files now owned or hereafter acquired by the Contributor with respect to the Business.

                  (b) EXCLUDED ASSETS. Notwithstanding Section 1.1(a), all the following assets (the "Excluded Assets") shall be retained by Contributor and shall not be transferred pursuant to this Agreement:

                           (i)      Cash on hand, cash equivalents (including
all amounts reflected as "Due from related parties, net" on the Balance Sheet), investments (including stock, debt instruments, options and other instruments and securities) and bank deposits as of the Closing Date;

                           (ii)     Contributor's original corporate
minute books, stock records, tax returns, and any other books and records of the Contributor PROVIDED, HOWEVER, that the Books and Records described in Section 1.1(a)(ix) above shall not be deemed Excluded Assets and PROVIDED FURTHER that copies of any such books and records that are Excluded Assets and that relate to the Business or the Acquired Assets shall be made available to Clarant in accordance with Section 10.2(c) and any Books and Records acquired by Clarant shall be made available to the Contributor in accordance with Section 10.2(c) hereof;

                           (iii)     All rights of Contributor under this
Agreement and the documents delivered in connection herewith; and

                           (iv)     All accounts receivable of Contributor
not allocated to the Business or which have been written off or reserved prior to Closing, and all collections associated therewith;

                           (v)      All rights to the use of the name "Brand
Dialogue" and any variation or derivation thereof or confusingly similar term and any trademarks, service marks, trade names, trade dress, logos, business and product names, slogans and registrations and applications for registration thereof incorporating, using or referring to the name "Brand Dialogue," or used in connection with the Business prior to the Closing (including without limitation, the logo attached hereto as SCHEDULE 1.1(b)(v)); PROVIDED, HOWEVER, that Clarant shall, pursuant to Section 10.9, have certain rights with respect to the foregoing;

                           (vi)     All assets of the Contributor which are
not located in New York, New York, whether or not used principally in connection with the Business;

                           (vii)    All assets necessary in connection with
Brand Dialogue's operations in locations other than New York;

                           (viii)   All rights of the Contributor to any refund
of Taxes (as defined in Section 5.24(c));

                           (ix)     All Contributor Plans (as defined in
Section 5.17(a) and all assets relating to such plans;

                           (x)      All claims, rights and causes of action to
the extent related to an Excluded Asset or Retained Liability
(as defined in Section 1.2(b));

                           (xi)     All furniture and fixtures; and

                           (xii)    Subject to the Transition Services
Agreement, all corporate services rendered to the Business by the Contributor, including without limitation, services rendered by the accounting, payroll and benefits departments of the Contributor.

         1.2      LIABILITIES RELATED TO THE BUSINESS.

                  (a) ASSUMED LIABILITIES. Subject to Section 1.2(b), upon and subject to the terms and conditions of this Agreement, Clarant shall assume, perform and timely pay and discharge, from and after the Closing, all of the following liabilities or obligations and no other liabilities or obligations (collectively, the "Assumed Liabilities"):

                           (i)      All liabilities and obligations arising
under or relating to the Assigned Contracts, except for liabilities under any Assigned Contract for any breach, act or omission by the Contributor prior to the Closing;

                           (ii)     Any current payables, accrued expenses
or other current liabilities incurred or accrued in the ordinary course of operation of the Business;

                           (iii)    Liabilities and obligations respecting
employees to the extent provided in Section 10.7 hereof;

                           (iv)     Any Encumbrances on the Acquired
Assets that would not, in the aggregate, cost more than $10,000 to satisfy or have released;

                           (v)      All liabilities for Taxes relating solely
to the Business or the Acquired Assets and that are incurred in or are attributable to Post-Closing Periods, but not including any liability for Taxes which are delinquent as of the Closing Date; and

                           (vi)     Any liabilities or obligations relating
to or arising out of the conduct of the Business or ownership or use of the Acquired Assets from and after the Closing Date.

                  (b) RETAINED LIABILITIES. Notwithstanding the foregoing or anything to the contrary set forth herein, Clarant shall not assume or become responsible for, and the Contributor shall remain solely liable for, any and all liabilities or obligations (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, whether accrued or unaccrued, whether due or to become due, and whether claims with respect thereto are asserted before or after the Closing) of the Contributor which are not Assumed Liabilities (collectively, the "Retained Liabilities").

2.       [INTENTIONALLY OMITTED]

3.       DELIVERY OF CONSIDERATION

         3.1 TENDER OF CONSIDERATION. On the Closing Date, Clarant shall deliver to the Contributor, free and clear of all Encumbrances and claims of every kind, the number of shares of Clarant Common Stock set forth on EXHIBIT 3.1 (the "Consideration").

         3.2 ALLOCATION OF CONSIDERATION. Clarant and the Contributor agree to allocate the Consideration (and all other capitalizable costs) among the Acquired Assets for all purposes (including financial accounting and Tax purposes) in accordance with the allocation schedule attached hereto as EXHIBIT 3.2.

         3.3 EARN-OUT. In addition to the Consideration tendered to Contributor on the Closing Date in accordance with Section 3.1, and subject to the terms of this Section 3.3, Clarant shall deliver contingent consideration determined according to the formula and terms stated on EXHIBIT 3.3 (the "Contingent Consideration") to the Contributor.

4.       PRE-CLOSING AND CLOSING

         4.1 PRE-CLOSING. At or prior to the Pre-Closing, the parties shall cooperate and use their reasonable efforts to prepare to (a) effect the transactions contemplated hereby and (b) deliver the Consideration; PROVIDED, THAT, such actions shall not include the actual completion of such transactions for purposes of this Agreement or the delivery of such stock, each of which actions shall only be taken upon the Closing Date as herein provided. The actions described in clauses (a) and (b) above are hereinafter referred to as the "Pre-Closing" and the day following the date that the Registration Statement is declared effective by the Securities and Exchange Commission is hereinafter referred to as the "Pre-Closing Date."

         4.2      THE CLOSING.

                  (a) The Closing of the transactions contemplated by this Agreement shall take place on such mutually agreeable date (the "Closing Date") as soon as practicable after the satisfaction or waiver of the conditions to Closing set forth in Articles 8 and 9 hereof, but in no event more than five (5) business days after such satisfaction or waiver or more than fifteen (15) business days after the Pre-Closing Date.

                  (b)      At the Closing:

                           (i)      all conditions to Closing as set forth in
Articles 8 and 9 of this Agreement shall have been satisfied;

                           (ii)     the parties shall execute a General
Assignment and Bill of Sale in substantially the form attached hereto as EXHIBIT 4.2(b)(ii) and execute and deliver, as appropriate, such other instruments of conveyance as Clarant may reasonably request in order to effect the sale, transfer, conveyance and assignment to Clarant of valid ownership of the Acquired Assets, including any required consents, approvals or permits; PROVIDED, HOWEVER, that no such document shall expand in any way any of the Contributor's representations, warranties or obligations hereunder;

                           (iii)     the parties shall execute an Instrument of
Assumption of Liabilities substantially in the form attached hereto as EXHIBIT 4.2(b)(iii) and such other instruments as the Contributor may reasonably request in order to effect the assumption by Clarant of the Assumed Liabilities;

                           (iv)     the parties shall execute a transition
services agreement (the "Transition Services Agreement") substantially in the form attached hereto as EXHIBIT 4.2(b)(iv);

                           (v)      the Contributor shall deliver to Clarant,
or otherwise make available to Clarant, all of the Acquired Assets of a tangible nature (including without limitation such electronic and hard copy manifestations of the Intellectual Property and related documentation as Clarant shall reasonably request). However, notwithstanding this or any other provision of this Agreement, Clarant shall take possession of the Acquired Assets on the Closing Date at the Contributor's address set forth in Section 19.6, at no cost or expense to Contributor;

                           (vi)     the parties shall deliver all other
previously undelivered documents, instruments and writings required to be delivered by the Contributor and Clarant at or prior to the Closing pursuant to this Agreement or otherwise in connection herewith; and

                           (vii)     Clarant shall deliver to the Contributor
stock certificates evidencing the number of shares of Clarant Common Stock set forth on EXHIBIT 3.1.

5.       REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTOR

         The Contributor represents and warrants to Clarant that all of the following representations and warranties in this Article 5 are true and correct at the date of this Agreement, and further represents and warrants that such representations and warranties shall survive the Closing Date in accordance with
Section 11.12. The representations and warranties in this Article, except for those contained in Sections 5.17 (employee benefits) and 5.20 (labor and employment matters), relate solely to the Business, the Acquired Assets and the Assumed Liabilities, unless expressly stated otherwise.

         5.1 DUE ORGANIZATION. The Contributor is duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has all requisite power and authority to operate the Business as it is now being conducted and to own or use the Acquired Assets, and to perform all of its obligations under the Material Contracts. The Contributor is duly qualified as a foreign corporation to conduct business, and is in good standing, under the laws of each state in which the nature of the activities conducted by the Business requires such qualification and where failure to do so would have a Material Adverse Effect on the Business.

         5.2 AUTHORIZATION. The officers of the Contributor executing this Agreement are duly authorized to execute and deliver this Agreement. The execution and delivery of this Agreement by the Contributor and performance by the Contributor of its obligations under this Agreement and the consummation by the Contributor of the transactions contemplated hereby have been duly authorized by all necessary corporate action in accordance with applicable law and the Articles of Incorporation and Bylaws ("Charter Documents") of the Contributor. This Agreement constitutes the valid and binding obligation of the Contributor, enforceable in accordance with its terms.

         5.3 [Intentionally Omitted]

         5.4 AUTHORITY; NO CONFLICT.

                  (a) Except to the extent consents, approvals, filings, notices or other similar actions are required from or with third parties or Governmental Authorities (the "Consents"), the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby will not:

                           (i)      violate or conflict with or result in
a material breach of any provision of any Law, permit, judgment, or other decision of any Governmental Authority binding on the Contributor, or conflict with or result in the breach of any of the material terms, conditions or provisions thereof;

                           (ii)     violate, conflict with or constitute a
default under any of the Charter Documents of the Contributor or result in a material breach of any Material Contract;

                           (iii)    constitute an event that would permit any
Person to terminate any Material Contract or accelerate the maturity of any material indebtedness or other material obligation; or

                           (iv)     result in the creation or imposition
of any material Encumbrance upon the Acquired Assets.

                  (b)      SCHEDULE 5.4 sets forth and describes each Consent.

         5.5      [Intentionally Omitted]

         5.6      [Intentionally Omitted]

         5.7      [Intentionally Omitted]

         5.8      [Intentionally Omitted]

         5.9      [Intentionally Omitted]

         5.10     FINANCIAL STATEMENTS.

                  (a) Except as set forth on SCHEDULE 5.10, the Contributor has delivered, on the date hereof, to Clarant (as SCHEDULE 5.10) copies of the following financial statements relating to the Business (the "Financial Statements"): audited balance sheet, statement of operations, and statement of cash flows at and for the fiscal year ended December 31, 1998 and unaudited balance sheet, statement of operations, and statement of cash flows at and for the interim period ended March 31, 1999.

                  (b) Each of the Financial Statements fairly presents the Business' financial condition, assets and liabilities as of their respective dates and the results of operations and cash flows for the periods related thereto in accordance with GAAP, consistently applied among the periods which are the subject of the Financial Statements, except unaudited interim financial statements which were or are subject to normal and recurring year-end adjustments.

         5.11 LIABILITIES AND OBLIGATIONS. The Contributor has delivered to Clarant an accurate list relating solely to the Acquired Assets and the Business (which is set forth on SCHEDULE 5.11) as at the Balance Sheet Date of (a) all liabilities of the Business existing at the Balance Sheet Date which are not reflected in the Financial Statements at the Balance Sheet Date, (b) any material liabilities of the Business (including but not limited to all liabilities in excess of $50,000) existing at the Balance Sheet Date, and (c) all loan agreements, notes and other debt obligations (whether secured or unsecured), indemnity or guaranty agreements, bonds or material Encumbrances which encumber the Acquired Assets or which constitute an Assigned Contract or Assumed Liability existing at the Balance Sheet Date. Except as set forth on
SCHEDULE 5.11, since the Balance Sheet Date, no material liabilities of any kind, character and description, whether accrued, absolute, secured or unsecured, contingent or otherwise, relating to the Business have been incurred, other than liabilities incurred in the Ordinary Course of Business that will not have a Material Adverse Effect on the Business.

         5.12 ACCOUNTS AND NOTES RECEIVABLE. The Contributor has delivered to Clarant an accurate list relating to the Acquired Assets or the Business (which is set forth on SCHEDULE 5.12) of the Accounts Receivable as at the Balance Sheet Date (excluding all amounts reflected as "Due from related parties, net" on the Balance Sheet) and any notes receivable included in the Acquired Assets as at the Balance Sheet Date, and including receivables from and advances to employees. Within ten (10) days prior to Closing, with respect to the Business, the Contributor shall provide Clarant (a) an accurate list of all outstanding receivables allocable directly to the Business and obtained subsequent to the Balance Sheet Date and (b) an aging of all such accounts and notes receivable showing amounts due in 30 day aging categories (the "A/R Aging Reports"). The Contributor has no reason to believe that any such account receivable, to the extent it is an Acquired Asset, is not or shall not be, collectible in the amounts shown (in the case of the accounts and notes receivable set forth on SCHEDULE 5.12, net of reserves reflected in the balance sheet at the Balance Sheet Date).

         5.13     PATENTS AND OTHER INTELLECTUAL PROPERTY.

                  (a) with respect to the Business, all material Intellectual Property is described and set forth with particularity in SCHEDULE 5.13 along with information as to the ownership thereof or licenses, rights or immunities therein and registrations thereof;

                  (b) with respect to the Business, except as disclosed in
SCHEDULE 5.13:

                           (i)      Contributor has not infringed on,
misappropriated, or otherwise conflicted with, and is not now, infringing on, misappropriating or otherwise conflicting with, in any material way, any patent or other intellectual property right belonging to any Person;

                           (ii)      the Contributor has the right and
authority to use all Intellectual Property as is necessary to enable it to conduct all phases of the Business in the manner presently conducted and, to the Knowledge of the Contributor, such use does not and will not conflict with, infringe on or misappropriate any intellectual property rights of any Person; and

                           (iii)     to the Knowledge of the Contributor, there
is no unauthorized use, infringement or misappropriation of any of the Intellectual Property.

         5.14     TRADEMARKS.

                  (a) With respect to the Business, all material trademarks, service marks, trade dress, trade names, and copyrights used by the Contributor in the conduct of the Business ("Trademarks") are described and set forth with particularity in SCHEDULE 5.14, along with information as to the ownership thereof.

                  (b) Except as disclosed in SCHEDULE 5.14, the Business has not infringed on nor is it now infringing on, in any material way, any Trademark of or belonging to another Person.

         5.15     LITIGATION AND LEGAL PROCEEDINGS.

                  (a) Except as set forth in SCHEDULE 5.15, with respect to the Acquired Assets, Assumed Liabilities or the Business:

                           (i)      there is no suit, private proceeding,
action, liability or claim (collectively, "Actions") pending or, to the Contributor's Knowledge, Threatened, which may have a Material Adverse Effect on the Business;

                           (ii)     to the Knowledge of the Contributor,
the Contributor has given all required notice of such Actions to the appropriate insurance carrier(s) and/or all such Actions have been appropriately reserved for on the Financial Statements. SCHEDULE 5.15 lists the insurer for each Action covered by insurance or designates each Action, or portion of each Action, as uninsured and the individual and aggregate policy limits for the insurance covering each insured Action and the applicable policy deductibles for each insured Action;

                           (iii)     no litigation matters (other than workers
compensation claims) directly affecting the Business were closed during the one
(1) year period preceding the date of this Agreement;

                           (iv)      there is no pending Proceeding that has
been commenced that relates to and may adversely affect the Business, and, to the Knowledge of the Contributor, no such Proceeding has been Threatened; and

                           (v)      neither the Business nor the Acquired
Assets are subject to any judgment, Order, or decree of any Governmental Authority and, to Contributor's Knowledge, none is Threatened which is reasonably likely to have a Material Adverse Effect on the Business. Except as disclosed in SCHEDULE 5.15, the Contributor is not engaged in any legal action to recover money due to it for damages sustained by the Business.

                  (b) Matters disclosed in SCHEDULE 5.15 shall include the following information:

                           (i)      a summary description of the Action
                  together with the following:

                                    (1)     a list of all relevant documentation
                                            relating thereto;

                                    (2)     if known, amounts claimed and any
                                            other action or relief sought; and

                                    (3)     name of claimant and, if known, all
                                            other parties to the Action;

                           (ii)     name of each court or agency before which
such Action is pending; and

                           (iii)    date such Action was instituted.

         5.16     COMPLIANCE WITH APPLICABLE LAWS; PERMITS.

                  (a) Except as set forth on SCHEDULE 5.16, the Contributor has complied in all material respects with all laws, rules, regulations, writs, injunctions, decrees, and Orders (collectively, "Laws") applicable to the operation of the Business and the Acquired Assets and has not received any notice of any Threatened claim, violation of, liability or potential responsibility under, any such Law which has not heretofore been cured and for which there is no remaining liability other than those not having a Material Adverse Effect.

                  (b) The Contributor holds all licenses, permits and other governmental authorizations (the "Permits") necessary to the conduct of the Business the absence of any of which would have a Material Adverse Effect, and the Contributor has delivered to Clarant an accurate list and summary description (which is set forth on SCHEDULE 5.16) of all such Permits. To the Knowledge of the Contributor, the Permits listed on SCHEDULES 5.16 are valid, and the Contributor has not received any notice that any Governmental Authority intends to cancel, terminate or not renew any Permit. The Contributor conducted and is conducting the Business in compliance with the requirements, standards, criteria and conditions set forth in the Permits listed on SCHEDULE 5.16 and is not in violation of any of the foregoing except where such non-compliance or violation would not have a Material Adverse Effect. Except as specifically provided in SCHEDULE 5.16, the transactions contemplated by this Agreement will not result in a default under or a breach or violation of, or adversely affect the rights and benefits afforded to the Contributor by, any of the Permits.

         5.17     EMPLOYEE BENEFITS.

                  (a) As used in this Section 5.17, the following terms have the meanings set forth below:

         "Contributor Other Benefit Obligation" means an Other Benefit Obligation the Contributor sponsors or maintains or with respect to which the Contributor has liability (whether actual or otherwise), in each case with respect to any present or former directors, employees, or agents of the Contributor with respect to the Business.

         "Contributor Plan" means all Plans (including any multiemployer plans as defined in ERISA Section 3(37)(A)) of which the Contributor or an ERISA Affiliate of the Contributor is or was a Plan Sponsor, or to which the Contributor or an ERISA Affiliate of the Contributor otherwise contributes or has contributed or has or may have any liability, or in which the Contributor or an ERISA Affiliate of the Contributor otherwise participates or has participated.

         "ERISA" means the Employee Retirement Income Security Act of 1974 as amended.

         "ERISA Affiliate" means, with respect to the Contributor, any other Person that, together with the Contributor, would be treated as a single employer under Section 414 of the Code or ERISA Section 4001 and any general partnership of which the Contributor is or has been a general partner.

         "Other Benefit Obligations" means all obligations, arrangements, or customary practices, whether or not legally enforceable, to provide benefits, other than salary, as compensation for services rendered, to present or former directors, employees, agents or independent contractors (other than obligations, arrangements, and practices that are Plans). Other Benefit Obligations include employment agreements, severance agreements, executive compensation arrangements, incentive programs or arrangements, sick leave, vacation pay, sabbaticals, severance pay policies, plant closing benefits, salary continuation for disability, consulting, or other compensation arrangements (including arrangements under which the compensation paid does not depend upon the amount of services rendered), workers' compensation, retirement, deferred compensation, bonus, stock option or purchase, hospitalization, medical insurance, life insurance, tuition reimbursement or scholarship programs, employee discount programs, meals, travel, or vehicle allowances, any plans subject to Section 125 of the Code, and any plans providing benefits or payments in the event of a change of control, change in ownership or effective control, or sale of a substantial portion (including all or substantially all) of the assets of any business or portion thereof, in each case with respect to any present or former employees or directors excluding any arrangements that, in the aggregate, do not reflect liability for more than $25,000.

         "Plan" has the meaning given in ERISA Section 3(3), including plans exempted by another provision of ERISA.

                  (b) Contributor has provided a list of all Contributor Plans and all Contributor Other Benefit Obligations to Clarant and copies of all material descriptive materials provided to employees of the Business with regard to such plans and benefit obligations (all of which accurately and completely describe the material terms of such plans and benefit obligations) and copies of any personnel or employment manuals covering employees of the Business.

                  (c) Clarant has and will have no liability or obligation with respect to any Contributor Plan or Contributor Other Benefit Obligation, except as expressly assumed by Clarant under Section 10.7.

                  (d) No Contributor Plan or Contributor Other Benefit Obligation contains any provision that would give rise to any acceleration or vesting of benefits, severance, termination or other payments or liabilities as a result of the transactions contemplated by this Agreement; and the Contributor has not declared, paid, or promised any bonus or incentive compensation in contemplation of the transactions contemplated by this Agreement.

         5.18     INSURANCE POLICIES.

                  (a) With respect to the Business and the Acquired Assets, the Contributor has made available to Clarant a summary of all policies of insurance covering the Business or the Acquired Assets to which the Contributor is a party or has been covered at any time within one (1) year preceding the date of this Agreement, including, but not limited to, general liability, property, fire, theft, automobile, all-risk, business interruption and workers' compensation insurance. There are no outstanding claims relating to the Business or the Acquired Assets under any such insurance policies.

                  (b) With respect to any insurance policy covering the Business and the Acquired Assets, except as set forth in SCHEDULE 5.18, the Contributor has not received (i) any refusal of coverage or (ii) any notice of cancellation, in each case, as a result of the nature of Business or Acquired Assets.

         5.19     ENVIRONMENT.

                  (a) With respect to the Business and the Acquired Assets, except as set forth in SCHEDULE 5.19:

                           (i)      the Business is in material compliance
with, and has not been, and is not now, in material violation of, or materially liable under, any Environmental Law; and

                           (ii)     the Business possesses all material Permits
required by Environmental Law.

                  (b) With respect to the Business to the knowledge of the Contributor, except as disclosed in SCHEDULE 5.19:

                           (i)      the Contributor has not received any
written notice of any Action or Threatened Action relating to the presence of Hazardous Materials in, under, or upon any real estate currently used by the Business;

                           (ii)     there are no pending or, to the Knowledge of
the Contributor, Threatened, Actions or Proceedings from any Governmental Authority or any other entity regarding any matter regulated by Environmental Law which would have a Material Adverse Effect on the Business.

         5.20     LABOR AND EMPLOYMENT MATTERS.

         With respect to employees of the Business:

                  (a) the Contributor is complying and has complied in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including without limitation any such laws respecting employment discrimination, workers' compensation, family and medical leave, the Immigration Reform and Control Act, and occupational safety and health requirements, and no claims or investigations are pending or, to the Contributor's Knowledge, Threatened with respect to such laws, either by private individuals or by Governmental Authority that, if determined adversely, would have a Material Adverse Effect.

                  (b) the Contributor has not and is not engaged in any unfair labor practice, and there is not now, nor within the past three years has there been, any unfair labor practice complaint against the Contributor pending or, to the Contributor's Knowledge, Threatened, before the National Labor Relations Board or any other comparable authority that, if determined adversely, would have a Material Adverse Effect;

                  (c) no labor union represents or has represented in the last three (3) years employees of the Business and no collective bargaining agreement relating to employees of the Business is binding against the Contributor. The Contributor is not currently negotiating to enter into such agreements. No grievance or arbitration proceeding arising out of or under collective bargaining agreements or employment relationships is pending, and no claims therefor exist or have, to the Contributor's Knowledge, been Threatened;

                  (d) no labor strike, lock-out, slowdown, or work stoppage directly affecting the Business is, or, within the last three (3) years, has been, pending or Threatened against or directly affecting the Business; and

                  (e) SCHEDULE 5.20 hereto sets forth an accurate list, as of the date hereof, of all employees of the Business together with their current annual salaries, and lists all employment agreements with such employees and the rate of compensation (and the portions thereof attributable to salary, bonus, and other compensation respectively) of each such Person as of (a) the Balance Sheet Date and (b) the date hereof.

         5.21     PERSONAL PROPERTY.

                  (a) With respect to the Business, the Contributor has delivered to Clarant an accurate list (which is set forth on SCHEDULE 5.21(a)) of (i) all personal property having a value greater than $10,000 included in the Acquired Assets which is included (or that will be included) in "depreciable plant, property and equipment" (or similarly named line item) on the Balance Sheet, (ii) all other personal property included in the Acquired Assets which is owned by the Contributor with a value individually in excess of $10,000 (A) at the Balance Sheet Date and (B) acquired since the Balance Sheet Date and (iii) all Assigned Contracts in respect of personal property together with a listing of the capital costs of all such properties and assets which are subject to capital leases.

                  (b) Except as set forth on SCHEDULE 5.21(a), (i) all of the personal property listed on SCHEDULE 5.21(a) and included in the Acquired Assets is in good working order and condition, ordinary wear and tear excepted and (ii) all Assigned Contracts included on SCHEDULE 5.21 are in full force and effect and constitute valid and binding agreements of the Contributor, and to the Contributor's Knowledge, of the parties (and their successors) thereto in accordance with their respective terms.

         5.22     SIGNIFICANT CUSTOMERS; MATERIAL CONTRACTS AND COMMITMENTS.

                  (a) With respect to the Business, the Contributor has delivered to Clarant an accurate list (which is set forth on SCHEDULE 5.22) of all Significant Customers, it being understood and agreed that a "Significant Customer," for purposes of this Agreement, means a customer (or Person) representing 5% or more of the 1998 annual revenues of the Business. Except to the extent set forth on SCHEDULE 5.22, none of the Significant Customers has canceled or substantially reduced or, to the Knowledge of the Contributor, is currently attempting or Threatening to cancel a contract or substantially reduce utilization of the services provided by the Business.

                  (b) The Contributor has made available to Clarant a true and complete copy (or in the case of oral arrangements, a detailed summary) of each Material Contract, including all amendments or other modifications thereto. Except as set forth on SCHEDULE 5.22, each Material Contract is a valid and binding obligation of the Contributor enforceable in accordance with its terms, and is in full force and effect, subject to bankruptcy, reorganization, receivership and other laws affecting creditors' rights generally and the application of equitable principles. Except as set forth on SCHEDULE 5.22, the Contributor has performed all obligations relating to the Business required to be performed by it under each Material Contract, and it is not, nor, to the Knowledge of the Contributor, is any other party to any Material Contract (with or without the lapse of time or the giving of notice, or both) in breach or default in any material respect thereunder; and there exists no condition which, to the Knowledge of the Contributor, would constitute a breach or default thereunder. Except as set forth on SCHEDULE 5.22, to Contributor's Knowledge, no party to a Material Contract intends to cancel, terminate, not renew, or fail to exercise an option under any Material Contract, whether in connection with the transactions contemplated hereby or otherwise.

         5.23     REAL PROPERTY.

                  (a) SCHEDULE 5.23 contains a complete and accurate listing of all real property owned by the Contributor and used by the Business, including the street address.

                  (b) SCHEDULE 5.23 includes an accurate list of real property leased by the Contributor and used by the Business and attached to SCHEDULE 5.23 are true, complete and correct copies of all such leases and agreements (the "Leases"). Except as set forth on SCHEDULE 5.23, all of such Leases included on
SCHEDULE 5.23 are in full force and effect and constitute valid and binding agreements of the Contributor and, to the Contributor's Knowledge, of the parties (and their successors) thereto in accordance with their respective terms. Except as set forth in SCHEDULE 5.23, none of the Leases requires the consent or approval of any party thereto in connection with the consummation of the transactions contemplated by this Agreement.

         5.24     TAXES.

                  (a)      (i)      except as set forth on SCHEDULE 5.24, all
Returns required to have been filed by or with respect to the Contributor, including Returns of any affiliated, combined, consolidated, unitary or similar group including the Contributor (each a "Relevant Group") relating to the Business or the Acquired Assets, have been duly filed, and each such Return correctly and completely reports the Tax liability and all other information required to be reported thereon in each case relating to the Business or the Acquired Assets and, except as set forth on Schedule 5.24, all Taxes (whether or not shown on any Return) owed by the Contributor with respect to the Business and the Acquired Assets have been paid;

                           (ii)     except as set forth on SCHEDULE 5.24, the
current liability accruals for Taxes (excluding reserves for deferred Taxes) on the Financial Statements dated as of the Balance Sheet Date reflect all unpaid Taxes owed by or with respect to the Business and the Acquired Assets;

                           (iii)    except as set forth on SCHEDULE 5.24, no
deficiencies for any Taxes have been asserted in writing or assessed against Contributor, or any Relevant Group which, if unpaid, might result in a Lien on the Acquired Assets. No Tax Proceeding is presently pending with respect to Taxes related to the Brand Dialogue Business or the Acquired Assets, no written notice has been received of the expected commencement of a Tax Proceeding with respect to Taxes related to the Business or the Acquired Assets;

                           (iv)     except as set forth on Schedule 5.24 no
claim has ever been made by any Taxing Authority in any jurisdiction in which the Contributor does not file Returns that it is or may be subject to taxation by that jurisdiction with respect to the Business or the Acquired Assets;

                           (v)      except as set forth on Schedule 5.24 the
Contributor has withheld and paid over all Taxes with respect to the Business or the Acquired Assets required to have been withheld and paid over, and complied with all information reporting and record-keeping requirements relating to the Business and the Acquired Assets with respect to, any amounts paid or owing to any employee, creditor, independent contractor or other third party;

                           (vi)     [Intentionally omitted];

                           (vii)    neither the Contributor nor any Relevant
Group has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency solely with respect to the Business or the Acquired Assets;

                           (viii)   none of the Acquired Assets constitutes tax
exempt bond financed property or tax-exempt use property within the meaning of
Section 168 of the Code;

                           (ix)     there are no liens or other
encumbrances on the Acquired Assets relating or attributable to Taxes (other than liens for Taxes not yet due and payable);

                           (x)      none of the Acquired Assets is stock in a
corporation or an interest in a joint venture, partnership or other arrangement that is treated as a partnership for federal income tax purposes;

                           (xi)     the Contributor is not a party to or
bound by any agreement or arrangement pursuant to which it will transfer or otherwise dispose of beneficial ownership of the Clarant Stock received by it pursuant to this Agreement; and

                           (xii)    the Contributor is not under the
jurisdiction of a court in a Title 11 or similar case within the meaning of
Section 351(e)(2) of the Code.

                  (b) For purposes of this Agreement, the following definitions shall apply:

         "RETURNS" means any returns, reports or statements (including any information returns) required to be filed for purposes of a particular Tax with any Taxing Authority or governmental agency.

         "PRE-CLOSING PERIOD" means any Taxable Period or portion thereof ending on or before the Closing Date.

         "POST-CLOSING PERIOD" means any Taxable Period or portion thereof beginning after the Closing Date.

         "TAX" or "TAXES" means all Federal, state, local or foreign net or gross income, gross receipts, net proceeds, transfer, sales, use, ad valorem, value added, franchise, bank shares, withholding, payroll, employment, excise, property, deed, stamp, alternative or add-on minimum, environmental or other taxes, assessments, duties, fees, levies or other governmental charges of any nature whatsoever, whether disputed or not, together with any interest, penalties, additions to tax or additional amounts with respect thereto.

         "TAX PROCEEDING" means any audit, examination, claim or other administrative or judicial proceeding relating to Taxes or Returns.

         "TAXABLE PERIOD" means any taxable year or other period that is treated as a taxable year with respect to which any Tax may be imposed under any applicable statute, rule or regulation.

         "TAXING AUTHORITY" means any governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having jurisdiction with respect to any Tax.

         5.25 BUSINESS CONDUCT. Except as set forth on SCHEDULE 5.25, since the Balance Sheet Date, the Contributor has conducted the Business in the Ordinary Course of Business and has incurred no liabilities with respect to the Business other than in the Ordinary Course of Business. Except as forth on SCHEDULE 5.25, since the Balance Sheet Date, with respect to the Business, there has not been any:

                  (a)      Material Adverse Effect;

                  (b) damage, destruction or loss of any real or personal property or assets to be included in the Acquired Assets whether or not covered by insurance, having a replacement cost in excess of $50,000;

                  (c) voluntary or involuntary sale, transfer, surrender, abandonment or other disposition of any kind by the Contributor of any material assets or property rights (real or personal, tangible or intangible) used in the Business, having a replacement cost or fair market value in excess of $50,000, except in each case the sale of inventory and collection of accounts in the Ordinary Course of Business;

                  (d) strike, picketing, boycott, work stoppage, union organizational activity, allegation, charge or complaint of employment discrimination, other labor dispute or similar occurrence that might reasonably be expected to have a Material Adverse Effect;

                  (e) material loan or advance by the Business to any party other than sales to customers on credit or travel advances to employees made in the Ordinary Course of Business and other than intercompany payables;

                  (f) notice of any material liability, potential liability or claimed liability relating to the Environment;

                  (g) incurrence of debts, liabilities or obligations (except current liabilities incurred in connection with or for services rendered or goods supplied in the Ordinary Course of Business, liabilities on account of Taxes and governmental charges (but not penalties, interest or fines in respect thereof), and obligations or liabilities incurred by virtue of the execution of this Agreement);

                  (h) cancellation, waiver or release by the Contributor of any debts, liabilities, obligations, rights or claims relating to the Business, except in each case in the Ordinary Course of Business;

                  (i) amendment or termination of any Material Contract, other than expiration of such contract in accordance with its terms;

                  (j) change in accounting principles, methods or practices (including, without limitation, any change in depreciation or amortization policies or rates) utilized by the Contributor in connection with the Business;

                  (k) discharge or satisfaction of any material liability or Encumbrance or payment of any material obligation or liability relating to the Business other than current liabilities paid in the Ordinary Course of Business or cancellation of any debts or claims;

                  (l) sale or assignment by the Contributor of any properties or assets necessary to the Business other than in the Ordinary Course of Business;

                  (m) capital expenditures or commitments therefor by the Contributor relating to the Business other than in the Ordinary Course of Business or in excess of $100,000 in the aggregate; or

                  (n) mortgage, pledge or other Encumbrance of any property or asset to be included in the Acquired Assets other than in the Ordinary Course of Business.

         5.26 DEPOSIT ACCOUNTS. With respect to the Business, the Contributor has delivered to Clarant an accurate schedule (which is set forth on SCHEDULE 5.26) as of the date of this Agreement of:

                           (i) the name of each financial institution in which the Contributor has accounts or safe deposit boxes which relate solely to the Business;

                           (ii) the names in which the accounts or boxes are held;

                           (iii) the type of such account and its account
                  number; and

                           (iv) the name of each Person authorized to draw
                  thereon or have access thereto.

         5.27 YEAR 2000 COMPLIANCE. The Contributor has investigated and reviewed the Acquired Assets and determined that, except as set forth on
SCHEDULE 5.27, all computer systems, software and hardware included in the Acquired Assets are able to process accurately date data, including calculating, comparing and sequencing from, into and between the twentieth century without human intervention (through year 1999), the year 2000, and the twenty-first century, including leap year calculations ("Year 2000 Compliant"). To the Knowledge of the Business, the Significant Customers, and any other customer, vendor or business partner of the Business whose failure to perform under any contract, agreement or other understanding could have a Material Adverse Effect on the Business, are or will be Year 2000 Compliant before December 31, 1999.

         5.28 RELATIONS WITH GOVERNMENTS. To the Knowledge of the Contributor, the Business has not made, offered or agreed to offer anything of value to any governmental official, political party or candidate for government office nor has it otherwise taken any action which would cause the Business to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any law of similar effect.

         5.29 DISCLOSURE. To the Knowledge of the Contributor, none of the representations and warranties set forth in this Agreement or in any of the certificates, schedules, exhibits, lists, documents or other instruments delivered, or to be delivered, by the Contributor as contemplated by any provision hereof, as of their respective dates, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

         5.30 WARRANTIES; PRODUCTS. With respect to the Business, SCHEDULE 5.30 sets forth a description of all the product and service warranties and guarantees given by Contributor with respect to services provided by the Business for any customer. Except as described on SCHEDULE 5.30, with respect to the Business, (i) no claims have been made or are, to the Knowledge of the Contributor, Threatened, under the Contributor's product or service warranties and (ii) to the Knowledge of Contributor, there exists no event or circumstance, which after notice or the passage of time or both, might create or result in liabilities or obligations to Clarant under any product warranties.

         5.31 AFFILIATE TRANSACTIONS. With respect to the Business, SCHEDULE
5.31 (to the extent such information is required to be disclosed under the caption "Certain Transactions" in the Registration Statement) sets forth the parties to and the date, nature and amount of (a) each transaction involving the transfer of any cash, securities, property, assets or rights in which the amount involved individually or collectively exceeded $60,000 to or from the Business from, to, or for the benefit of any officer, director or family member thereof or any other Affiliate or former Affiliate of the Contributor ("Affiliate Transactions") during the period commencing January 1, 1996, through the date hereof and (b) any existing commitments of the Business to engage in the future in any Affiliate Transactions. Each Affiliate Transaction was effected on terms equivalent to those which would have been established in an arms-length negotiation, except as disclosed on SCHEDULE 5.31.

         5.32 [Intentionally Omitted.]

         5.33 BROKERS. The Contributor has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Clarant could become liable or obligated.

         5.34 OWNERSHIP AND CONDITION OF ASSETS.

                  (a) The Contributor is the true and lawful owner of, and has good title to, all of the Acquired Assets, free and clear of all Encumbrances other than those which would not have a Material Adverse Effect.

                  (b) Upon execution and delivery by the Contributor to Clarant of the instruments of conveyance referred to in Section 4.2(b), Clarant will become the true and lawful owner of, and will receive good title to, the Acquired Assets, free and clear of all Encumbrances other than those which would not have a Material Adverse Effect

6. REPRESENTATIONS OF CLARANT

         Clarant represents and warrants to Contributor that all of the following representations and warranties in this Article 6 are true and correct at the date of this Agreement, and further represents that such representations and warranties shall survive the Closing Date in accordance with Section 11.12.

         6.1 DUE ORGANIZATION. Clarant is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to (i) carry on its operations as they are now being conducted and (ii) to perform all of its obligations under this Agreement and the Other Agreements. Clarant is duly qualified to conduct business as a foreign corporation, and is in good standing, under the laws of each state in which the operation of its business requires and the consummation of the transactions under this Agreement and the Other Agreements requires, or will require, such qualification.

         6.2 AUTHORIZATION. The officers of Clarant executing this Agreement are duly authorized to execute and deliver this Agreement and the Other Agreements, and Clarant has the corporate right, power and authority to enter into this Agreement and the Other Agreements and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Other Agreements by Clarant and the performance by Clarant of its obligations under this Agreement and the Other Agreements, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action in accordance with applicable law and the Clarant Charter Documents. This Agreement and the Other Agreements constitute the valid and binding obligations of Clarant, enforceable against Clarant in accordance with their respective terms.

         6.3 CAPITAL STOCK. As of the Closing Date and immediately following the IPO, the authorized capital stock of Clarant will consist of one-hundred million (100,000,000) shares of common stock, par value $.10 per share (the "Clarant Common Stock") and ten million (10,000,000) shares of preferred stock, par value $.10 per share ("Clarant Preferred Stock") (collectively, the "Clarant Common Stock" and "Clarant Preferred Stock" referred to as "Clarant Stock"). The number of issued and outstanding shares of Clarant Common Stock and Clarant Preferred Stock as of the date hereof, as of the Closing Date and immediately following the IPO is set forth on SCHEDULE 6.3(a) (which Schedule reflects the issuance of such shares in connection with this Agreement and each Other Agreement). All of the shares of Clarant Common Stock issued and outstanding on the date hereof have been duly authorized and validly issued and are fully paid and non-assessable. All of the shares of Clarant Common Stock and Clarant Preferred Stock to be issued as of the Closing Date and immediately following the IPO will be duly authorized, validly issued, fully paid and non-assessable. Except as specifically contemplated by this Agreement and the Other Agreements, there are no outstanding options, rights (preemptive or otherwise), warrants, calls, convertible securities or commitments or any other arrangements to which Clarant is a party requiring issuance, sale or transfer or redemption of any equity securities of Clarant or any securities convertible or exercisable directly or indirectly into equity securities of Clarant, or evidencing the right to subscribe for any equity securities of Clarant, or giving any Person any rights with respect to the capital stock of Clarant. On the Closing Date, Clarant shall have outstanding only one class of capital stock (the Clarant Common Stock), and the shares of Clarant Common Stock issued on the Closing Date pursuant to this Agreement and the Other Agreements and to Persons who purchase shares in the IPO will in the aggregate possess at least 80% of the total voting power of the Clarant Common Stock that is entitled to vote and is outstanding as of the Closing Date (after taking into account the dilution of the holdings of Clarant Common Stock of the current Clarant stockholders). Other than agreements and commitments specifically described in the Draft Registration Statement, as of the Closing Date, there are no voting agreements, voting trusts, other agreements (including cumulative voting rights), commitments or understandings with respect to the capital stock of Clarant.

         6.4 SUBSIDIARIES. Clarant has no subsidiaries except for the companies identified as "ACQUISITION CORP." in the Other Agreements. Except as disclosed in the Draft Registration Statement, Clarant does not currently own, of record or beneficially, or control, directly or indirectly, any capital stock, securities convertible into capital stock or any other equity interest in any corporation, association or business entity, and Clarant, directly or indirectly, is not a participant in any joint venture, partnership or other non-corporate entity.

         6.5 LIABILITIES AND OBLIGATIONS. Except as set forth on SCHEDULE 6.5, or as disclosed in the Draft Registration Statement, Clarant has no material liabilities, contingent or otherwise, except as set forth in or contemplated by this Agreement and the Other Agreements and except for fees incurred in connection with the transactions contemplated hereby and thereby.

         6.6 NO VIOLATIONS. Clarant is not in violation of any Clarant Charter Document. None of Clarant, or, to the Knowledge of Clarant, any other party thereto, is in default under any obligation, lease, instrument, agreement, license, or permit to which Clarant is a party, or by which Clarant or any of its properties, are bound (collectively, the "Clarant Documents"). The rights and benefits of Clarant under the Clarant Documents will not be adversely affected by the transactions contemplated hereby and neither the execution and delivery of this Agreement and the Other Agreements, nor the consummation of the transactions contemplated hereby and thereby will result in any material violation or conflict or breach or constitute a default under, any of the terms or provisions of the Clarant Documents or the Clarant Charter Documents or any Law, Order or Permit. Except as set forth on SCHEDULE 6.6, none of the Clarant Documents requires notice to, or the consent or approval of, any governmental agency or other third party with respect to any of the transactions contemplated hereby in order to remain in full force and effect, and the consummation of the transactions contemplated hereby will not give rise to any right to termination, cancellation or acceleration or loss of any right or benefit.

         6.7 MISREPRESENTATION. None of the representations and warranties set forth in this Agreement or in any of the certificates, schedules, exhibits, lists, documents, or other instruments (including the Draft Registration Statement) delivered, or to be delivered, to the Contributor as contemplated by any provision hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

         6.8 BUSINESS; REAL PROPERTY; MATERIAL AGREEMENTS. Clarant was incorporated in Delaware on August 21, 1998, and has conducted limited operations since that time. Clarant has not conducted any material business since the date of its inception, except in connection with this Agreement, the Other Agreements and the IPO. Clarant does not own and has not at any time owned any real property or any material personal property and is not a party to any other material agreement, except as listed on SCHEDULE 6.8 and except that Clarant is a party to the Other Agreements and the agreements contemplated thereby and to such agreements as will be disclosed in, or filed as exhibits to, the Registration Statement.

         6.9 CONFORMITY WITH LAW; LITIGATION. Except to the extent set forth on
SCHEDULE 6.9 or disclosed in the Draft Registration Statement, Clarant is not in violation of any Law or Order of any Governmental Authority having jurisdiction over it which would have a Material Adverse Effect on Clarant or the Plan of Reorganization and except to the extent set forth in SCHEDULE 6.9, there are no material Actions or Proceedings pending or, to the Knowledge of Clarant, threatened, against or affecting Clarant, or before or by any Governmental Authority having jurisdiction over it and no written notice of any Action or Proceeding has been received by Clarant. Clarant has conducted and is conducting its businesses in substantial compliance with applicable Laws and is not in violation of any of the foregoing which might have a Material Adverse Effect on Clarant or the Plan of Reorganization.

         6.10 CLARANT COMMON STOCK. At the time of issuance thereof, the Clarant Common Stock to be delivered to the Contributor pursuant to, or contemplated by, this Agreement will constitute duly authorized, valid and legally issued shares of Clarant Common Stock, fully paid and nonassessable, and will be identical in all substantive respects (which do not include the form of certificate upon which it is printed or the presence or absence of a CUSIP number on any such certificate) to the Clarant Common Stock issued and outstanding as of the date hereof. The shares of Clarant Common Stock to be issued to the Contributor pursuant to this Agreement will not be registered under the 1933 Act, except as provided in Article 17 hereof.

         6.11 NO SIDE AGREEMENTS. Clarant has not entered into and, as of the Closing Date, will not have entered into any agreement with any of the Founding Companies or any of the owners of the Founding Companies other than (i) the Other Agreements and the agreements contemplated by the Other Agreements, including the employment agreements referred to therein and (ii) other employment agreements entered into in the ordinary course of business.

         6.12 ABSENCE OF CHANGES. Since March 31, 1999, except as contemplated by this Agreement and the Other Agreements, there has not been:

                  (a) any change in the financial condition, assets, liabilities (contingent or otherwise) income or business or Clarant that would have of Material Adverse Effect on Clarant;

                  (b) any damage destruction or loss (whether or not covered by insurance) materially adversely affecting the properties or business of Clarant;

                  (c) any change in the authorized capital of Clarant or its outstanding securities or any change in its ownership interests or any grant of any options, warrants, calls, conversion rights or commitments;

                  (d) any declaration or payment of any dividend or distribution in respect of the capital stock or any direct or indirect redemption, purchase or other acquisition of any of the capital stock of Clarant;

                  (e) any work interruptions, labor grievances or claims filed, or any event or condition of any character, materially adversely affecting the business of Clarant;

                  (f) any sale or transfer, or any agreement to sell or transfer, any material assets, property or rights of Clarant to any person;

                  (g) any cancellation or agreement to cancel, any indebtedness or other obligation owing Clarant;

                  (h) any plan, agreement or arrangement granting any preferential rights to purchase or acquire any interest in any of the assets, property or rights of Clarant or requiring consent of any party to the transfer and assignment of any such assets, property or rights;

                  (i) any waiver of any material rights or claims of Clarant;

                  (j) any amendment or termination of any material contract agreement, license, permit or other right to which Clarant is a party;

                  (k) any transaction by Clarant outside the Ordinary Course of Business; or

                  (l) any other distribution of property or assets by Clarant other than in the Ordinary Course of Business;

         6.13 TAXES. All Returns required to have been filed by or with respect to Clarant have been duly filed. No Tax Proceedings are presently pending with regard to any Tax Returns or

Taxes of Clarant, and no notice has been received (whether in writing or verbally) of the expected commencement of such a Tax Proceeding. All Taxes (whether or not shown on any Return) owed by Clarant have been paid. Clarant has withheld and paid over to the proper governmental authority all Taxes required to have been withheld and paid over, and complied with all information reporting and record-keeping requirements with respect to, any amounts paid or owing to any employee, creditor, independent contractor or other third party. Clarant has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency. None of the assets of Clarant constitutes tax exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code.

7.       COVENANTS PRIOR TO CLOSING

         7.1      ACCESS AND COOPERATION; DUE DILIGENCE.

                  (a) Between the date of this Agreement and the Closing Date, the Contributor will afford to the officers, directors and authorized representatives of Clarant access during normal business hours and upon reasonable notice to all of the Contributor's sites, properties, books and records directly related to the Business and will furnish Clarant with such additional financial and operating data and other information as to the Business and the Acquired Assets as Clarant may from time to time reasonably request. The Contributor will cooperate with Clarant and its representatives, including Clarant's auditors and counsel, in the preparation of any documents or other material (including the Registration Statement) which may be required in connection with the transactions contemplated by this Agreement. Clarant and the Contributor will treat all information obtained in connection with the negotiation and performance of this Agreement or the due diligence investigations conducted with respect to the Other Founding Companies as confidential in accordance with the provisions of Article 14 hereof. In addition, Clarant will cause each of the Other Agreements, binding each of the Other Founding Companies, to contain a provision similar to this Section 7.1 requiring each such Other Founding Company, its stockholders, directors, officers, representatives, employees and agents to keep confidential any information obtained by such Other Founding Company.

                  (b) Between the date of this Agreement and the Closing Date, Clarant will afford to the officers and authorized representatives of the Contributor access during normal business hours and upon reasonable notice to all of Clarant's (including the Founding Companies') sites, properties, books and records and will furnish the Contributor with such additional financial and operating data and other information as to the business and properties of Clarant and the Founding Companies as the Contributor may from time to time reasonably request. Clarant will cooperate with the Contributor, its representatives, auditors and counsel in the preparation of any documents or other material which may be required in connection with the transactions contemplated by this Agreement. The Contributor will cause all information obtained in connection with the negotiation and performance of this Agreement to be treated as confidential in accordance with the provisions of Article 14 hereof.

         7.2 CONDUCT OF BUSINESS PENDING CLOSING. With respect to the Business, between the date of this Agreement and the Closing Date, the Contributor will:

                  (a) conduct the Business in the Ordinary Course of Business substantially as conducted heretofore and not introduce any new method of management, operation or accounting;

                  (b) maintain the Acquired Assets, in as good working order and condition as at present, ordinary wear and tear excepted;

                  (c)      perform in all material respects its
obligations under the Assigned Contracts to or affecting the Business;

                  (d) keep in full force and effect present insurance policies or other comparable insurance coverage covering the Business and the Acquired Assets;

                  (e) use commercially reasonable efforts to maintain and preserve the Acquired Assets intact and use its best efforts to retain its present management, key employees of the Business and relationships with suppliers, customers and others having business relations with the Business; and

                  (f) maintain compliance, in all material respects, with all Permits, Laws, rules and regulations, consent orders, and all other orders of applicable courts, regulatory agencies and similar Governmental Authorities.

         7.3 PROHIBITED ACTIVITIES. Between the date hereof and the Closing Date, the Contributor will not, without the prior written consent of Clarant, with respect to the Business:

                  (a) enter into any contract or commitment on behalf of the Business or incur or agree to incur any liability or make any capital expenditure on behalf of the Business except if it is in the Ordinary Course of Business (consistent with past practice) and involves an amount not in excess of $50,000;

                  (b) create, assume or permit to exist any Encumbrance upon any Acquired Asset, except (i) with respect to purchase money liens incurred in connection with the acquisition of equipment with an aggregate cost not in excess of $10,000 necessary or desirable for the conduct of the Business,
(ii) (1) liens for Taxes either not yet delinquent or being contested in good faith and by appropriate proceedings (and for which adequate reserves have been established and are being maintained) or (2) materialmen's, mechanics', workers', repairmen's, employees' or other like liens arising in the Ordinary Course of Business (the liens set forth in clause (ii) being referred to herein as "Statutory Liens"), or (iii) liens set forth on SCHEDULE 5.11 hereto;

                  (c) sell, assign, lease or otherwise transfer or dispose of any Acquired Assets except in the Ordinary Course of Business;

                  (d) waive any material right or claim of the Business, provided that the Contributor may negotiate and adjust bills in the course of good faith disputes with customers in a manner consistent with past practice, provided, further, that such adjustments shall not be deemed to be included on
SCHEDULE 5.12 unless specifically listed thereon;

                  (e) commit a material breach or materially amend or terminate any Material Contract to which the Contributor or any Subsidiary is a party or as to which it is a beneficiary;

                  (f) enter into any other transaction on behalf of the Business outside the Ordinary Course of Business or prohibited hereunder;

                  (g) except in the Ordinary Course of Business or as required by Law or contractual obligations or other understandings or arrangements existing on the date hereof, the Contributor will not (A) increase in any manner the base compensation of, or enter into any new bonus or incentive agreement or arrangement with, any of the employees engaged in the Business, (B) pay or agree to pay any additional pension, retirement allowance or other employee benefit to any such employee, whether past or present or (C) enter into any new employment, severance, consulting, or other compensation agreement with any existing employee engaged in the Business; or

                  (h) make or change any Tax election, amend any Tax Return or take or omit to take any other action not in the Ordinary Course of Business and consistent with past practice that would have the effect of increasing any Taxes of Clarant for any Taxable Period ending after the Closing Date.

         7.4 NO SHOP. In consideration of the substantial expenditure of time, effort and expense undertaken by Clarant in connection with its due diligence review and the preparation and execution of this Agreement, the Contributor agrees that neither it nor its representatives, agents or employees will, after the execution of this Agreement until the earlier of (a) the termination of this Agreement or (b) the Closing, directly or indirectly, solicit, encourage, negotiate or discuss with any third party (including by way of furnishing any information concerning the Business) any acquisition proposal relating to or affecting the Business or the Acquired Assets, whether by purchase of assets or stock, purchase of interests, merger or other transaction, and that the Contributor will promptly advise Clarant of the terms of any communications the Contributor may receive or become aware of relating to any bid for all or any part of the Business or the Acquired Assets.

         7.5 [Intentionally Omitted]

         7.6 AGREEMENTS. The Contributor shall terminate the employment agreements listed on SCHEDULE 7.6 hereto.

         7.7 NOTIFICATION OF CERTAIN MATTERS.

                  (a) The Contributor shall give prompt notice to Clarant of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any representation or warranty of the Contributor contained herein to be untrue or inaccurate in any material respect; and (ii) any material failure of the Contributor to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Person hereunder;

                  (b) Clarant shall give prompt notice to the Contributor of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any representation or warranty of Clarant contained herein to be untrue or inaccurate in any material respect and (ii) any material failure of Clarant to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder;

                  (c)      The delivery of any notice pursuant to this Section
7.7 shall not be deemed to (i) modify the representations or warranties hereunder of the party delivering such notice, which modification may only be made pursuant to Section 7.13, (ii) modify the conditions set forth in Articles 8 and 9, or (iii) limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         7.8      COOPERATION IN PREPARATION OF REGISTRATION STATEMENT.

                  (a) The Contributor shall furnish or cause to be furnished to Clarant and the Underwriters all of the information concerning the Contributor reasonably requested by Clarant or the Underwriters for inclusion in, and will cooperate with Clarant and the Underwriters in the preparation of, the Registration Statement and the prospectus included therein (including audited and unaudited financial statements, prepared in accordance with generally accepted accounting principles, in form suitable for inclusion in the Registration Statement). The Contributor agrees promptly to advise Clarant if at any time during the period in which a prospectus relating to the offering is required to be delivered under the Securities Act, any information contained in the prospectus concerning the Contributor contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and to provide the information needed to correct such inaccuracy. Insofar as the information relates solely to the Contributor, the Contributor represents and warrants as to such information, that the Registration Statement at its effective date, at the date of the final Prospectus, each preliminary prospectus and each amendment to the Registration Statement, and at each closing date with respect to the IPO under the Underwriting Agreement (including with respect to any over-allotment option) will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (b) Clarant agrees that it will use its commercially reasonable best efforts to provide to the Contributor and its counsel copies of drafts of the Registration Statement as they are prepared and to give the Contributor a reasonable period of time to review and comment upon such documents prior to filing with the SEC. Any objections posed by the Contributor or its counsel shall be in writing and state with specificity the material in question, the reason for the objection, and the Contributor's proposed alternative.

         7.9 FINAL FINANCIAL STATEMENTS. The Contributor shall provide prior to the Closing Date, and Clarant shall have had sufficient time prior thereto to review, the unaudited Balance Sheets of the Business as of the end of all fiscal quarters following the Balance Sheet Date, and the unaudited statements of operations and statements of cash flows of the Business for all fiscal quarters ended after the Balance Sheet Date. Such Financial Statements shall have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and in a manner consistent with the Financial Statements (except as noted therein). Except as noted in such Financial Statements, all of such Financial Statements will present fairly the results of operations of the Business for the periods indicated thereon. Clarant shall provide prior to the Closing Date (promptly after being made available to Clarant), and the Contributor shall have had at least 48 hours prior to Closing to review, all the financial statements delivered to Clarant by the Other Founding Companies.

         7.10 FURTHER ASSURANCES. The parties hereto agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary or convenient to carry out the transactions contemplated hereby.

         7.11 THIRD PARTY APPROVALS. Prior to the Closing Date, Clarant and the Contributor shall satisfy any requirement for notice and approval of the transactions contemplated by this Agreement under applicable agreements or Laws.

         7.12 BASIS. Prior to the Closing Date, Contributor shall provide to Clarant accurate and complete descriptions of the Contributor's basis in Acquired Assets having a book basis in excess of Five Hundred Dollars ($500).

         7.13 AMENDMENT OF SCHEDULES. Each party hereto agrees that, with respect to the representations and warranties of such party contained in this Agreement, such party shall have the continuing obligation, until 24 hours prior to the anticipated effectiveness of the Registration Statement, to supplement or amend promptly the Schedules hereto with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in such party's Schedules, provided however, that supplements and amendments to Schedules 5.11 (Liabilities and Obligations), 5.12 (Accounts and Notes Receivable) and 5.22 (Significant Customers; Material Contracts and Commitments) must be delivered only at the Closing Date, unless such Schedule is to be amended to reflect an event occurring other than in the Ordinary Course of Business; and further provided that all matters identified by the Company on any Schedule supplement or amendment shall also be included on
Schedule 11.1(d), except that any Schedule supplement or amendment specifically required by any Section of this Agreement shall not be included on Schedule 11.1(d) unless such supplement or amendment reflects matters outside of the Ordinary Course of Business. Notwithstanding the foregoing sentence, no amendment or supplement to a Schedule prepared by the Contributor that constitutes or reflects an event or occurrence that would have a Material Adverse Effect on the Business may be made unless Clarant and a majority of the Founding Companies other than the Contributor consent to such amendment or supplement; and provided further, that no amendment or supplement to a Schedule prepared by Clarant that constitutes or reflects an event or occurrence that would have a Material Adverse Effect on Clarant may be made unless a majority of the Founding Companies consent to such amendment or supplement. For all purposes of this Agreement, including without limitation for purposes of determining whether the conditions set forth in Sections 8.1 and 9.1 have been fulfilled, the Schedules hereto shall be deemed to be the Schedules as amended or supplemented pursuant to this Section 7.13. In the event that one of the Other Founding Companies seeks to amend or supplement a Schedule pursuant to a provision similar to this Section 7.13 of one of the Other Agreements, and such amendment or supplement constitutes or reflects an event or occurrence that would have a Material Adverse Effect on such Other Founding Company, Clarant shall give the Contributor notice promptly after it has Knowledge thereof and no such amendment or supplement may be made unless a majority of the Founding Companies and Clarant consent to such amendment or supplement. If a majority of the Founding Companies consent to a Schedule amendment or supplement by Clarant, which consent shall have been deemed given by any Founding Company if no response is received within 72 hours following receipt of notice of such amendment or supplement but the Contributor does not give its consent, the Contributor may terminate this Agreement pursuant to Section 12.1(d). If Clarant and a majority of the Founding Companies consent to a Schedule amendment or supplement by any Other Founding Company, which consent shall have been deemed given by Clarant or any Founding Company if no response is received within 24 hours following receipt of notice of such amendment or supplement, but the Contributor does not give its consent, the Contributor may terminate this Agreement pursuant to Section 12.1(d). In the event that the Contributor seeks to amend or supplement a Schedule pursuant to this Section 7.13, and Clarant or a majority of the Other Founding Companies do not consent to such amendment or supplement, Contributor may terminate this Agreement pursuant to Section 12.1(d). No amendment of or supplement to a Schedule shall be made later than 24 hours prior to the anticipated effectiveness of the Registration Statement. Notwithstanding anything herein to the contrary, Schedule 10.8(g) shall not be amended by Clarant without the express written consent of the Contributor.

         7.14 AUTHORIZED CAPITAL STOCK. Through the Closing Date, Clarant shall maintain its authorized capital stock as set forth in the Registration Statement filed with the SEC except for such changes as are made to respond to comments made by the SEC or requirements of any exchange or automated trading system for which application is made to register the Clarant Common Stock.

         7.15 HSR FILING. To the extent the transaction contemplated hereunder is a transaction subject to the filing requirements of the HSR Act, the Contributor and Clarant shall use their commercially reasonable best efforts to
(a) file all information required to be filed by it pursuant to the HSR Act and
(b) provide the other party with all information reasonably requested and required by it to satisfy any filing requirements it may have under the HSR Act.

8.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CONTRIBUTOR

         The obligations of the Contributor with respect to actions to be taken on the Closing Date are subject to the satisfaction or waiver on or prior to the Closing Date, as the case may be, of all of the conditions set forth in this
Article 8. As of the Closing Date, all conditions not satisfied shall be deemed to have been waived by the Contributor unless such parties have objected by notifying Clarant in writing of such objection on or before the consummation of the transactions on the Closing Date, respectively, except that no such waiver shall be deemed to affect the survival of the representations and warranties of Clarant contained in Article 6 hereof.

         8.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties of Clarant contained in Article 6 shall be true and correct in all material respects on the date when made and shall be repeated at and as of the Closing Date and shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality which shall be true and correct in all respects) on the Closing Date as so made again (unless a representation is made as of a specific date, and in such event it shall be true and correct in all material respects as of such date); and a certificate to the foregoing effect dated the Closing Date and signed by the President, any Vice President or the Secretary of Clarant shall have been delivered to the Contributors.

         8.2 PERFORMANCE OF OBLIGATIONS. All of the terms, covenants and conditions of this Agreement to be complied with and performed by Clarant on or before the Closing Date shall have been duly complied with and performed in all material respects on or before the Closing Date; and a certificate to the foregoing effect dated the Closing Date and signed by the President, any Vice President or the Secretary of Clarant shall have been delivered to the Contributor.

         8.3 NO LITIGATION. No Action or Proceeding before a court or any other governmental agency or body shall have been instituted or Threatened to restrain or prohibit this Agreement or the IPO and no Governmental Authority shall take any other action with respect to the transactions hereunder which would have a Material Adverse Effect on Clarant.

         8.4 OPINION OF COUNSEL. The Contributor shall have received an opinion from counsel for Clarant, dated the Pre-Closing Date, in form and substance of the type customarily given by counsel to an acquiring company in transactions similar to that contemplated by this Agreement and reasonably acceptable to Clarant (and the Underwriters shall have received a copy of the same opinion addressed to them), and at the Closing, the Contributor shall have received a statement from such counsel that the opinion is true as of the Closing Date.

         8.5 REGISTRATION STATEMENT. The Registration Statement shall have been declared effective by the SEC and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceeding therefor shall have been instituted or shall be pending or contemplated under the 1933 Act, and the Underwriters shall have agreed to acquire on a firm commitment basis, subject to the conditions set forth in the Underwriting Agreement, shares of Clarant Common Stock for a price no lower than the minimum price specified on
EXHIBIT 3.1.

         8.6 CONSENTS AND APPROVALS. All necessary consents of and filings required to be obtained or made by Clarant with any Governmental Authority or agency relating to the consummation of the transactions contemplated herein shall have been obtained and made and all Consents listed on SCHEDULE 5.4 shall have been obtained.

         8.7 GOOD STANDING CERTIFICATES. Clarant shall have delivered to the Contributor a certificate, dated as of a date no earlier than ten (10) days prior to the Closing Date, duly issued by the Delaware Secretary of State and in each state in which Clarant is authorized to do business, showing that Clarant is in good standing and authorized to do business and that all state franchise and/or income tax returns and taxes for Clarant, respectively, for all periods prior to the Closing have been filed and paid.

         8.8 SECRETARY'S CERTIFICATE. The Contributor shall have received a certificate or certificates, dated the Closing Date and signed by the secretary of Clarant, certifying the truth and correctness of attached copies of the Clarant's respective Charter Documents (including amendments thereto) and resolutions of the board of directors.

         8.9 CLOSING OF IPO. The closing of the sale of the Clarant stock to the Underwriters in the IPO shall have occurred simultaneously with the Closing Date hereunder.

         8.10 EMPLOYMENT AGREEMENTS. Each of the persons listed on SCHEDULE 9.9 shall have been afforded the opportunity to enter into an employment agreement in the form attached as EXHIBIT 8.10 hereto (the "Employment Agreements").

         8.11 DIRECTOR INDEMNIFICATION. Clarant shall have obtained directors' and officers' liability insurance from a reputable insurance company in type and amount customary for businesses similar to Clarant and the Founding Companies taken as a whole.

         8.12 TRANSITION SERVICES AGREEMENT. Clarant shall have entered into the Transition Services Agreement substantially in the form of EXHIBIT 4.1(b)(iv).

         8.13 LISTING. Clarant shall cause the Clarant Common Stock to be listed on the Nasdaq National Stock Market, subject to official notice of issuance.

         8.14 DIRECTORS. As of the Closing Date, Clarant shall have caused one Director (or two Directors, if the Board of Directors of Clarant has ten (10) or more members immediately after the Closing), identified in writing by the Contributor prior to the Closing, to be elected to the Board of Directors of Clarant.

         8.15 MATERIAL ADVERSE EFFECT. As of the Closing Date, no event or circumstance shall have occurred or exist with respect to Clarant or any of the Founding Companies which would constitute a Material Adverse Effect on Clarant and the Founding Companies taken as a whole and, on or prior to the Closing Date, there shall have been no waiver of any term, provision or condition set forth in any Other Agreement or any of the agreements contemplated thereunder which would materially adversely affect the value of the Consideration paid, or the value of any stock or options to be issued, to Contributor under this Agreement.

         8.16 TAX OPINION. Contributor shall have received an opinion, addressed to the Contributor upon which the Contributor will be entitled to rely (the "Tax Opinion") from Wilmer, Cutler & Pickering, tax counsel for Clarant, or such other tax counsel reasonably acceptable to Clarant and the Contributor ("Tax Counsel") that the Clarant Plan of Organization will qualify as a tax-free transfer of property under Section 351(a) of Code and that the Contributor will not recognize gain to the extent the Contributor exchanges assets which constitute property for purposes of Section 351 of the Code for Clarant Common Stock (but not cash or other property) pursuant to the Clarant Plan of Organization, and in rendering such Tax Opinion, Tax Counsel shall be entitled to rely on customary written representations acceptable to Tax Counsel and received from (i) Clarant, (ii) the Contributor, (iii) each Other Founding Company, and (iv) each contributor, stockholder or member of the Other Founding Companies who will receive Clarant Common Stock under the Clarant Plan of Organization.

         8.17 HSR ACT. The waiting period applicable to the consummation of the transaction contemplated by this Agreement under the HSR Act shall have expired or been terminated.

         8.18 OPTIONS. Contributor shall have been granted the options described in Section 10.8 pursuant to an option agreement in the form of EXHIBIT 10.8(i).

         8.19 ISSUED AND OUTSTANDING CAPITAL STOCK. Clarant shall not have issued or agreed to issue any capital stock, option or other security exercisable or exchangeable for, or convertible into, capital stock of Clarant other than the capital stock and options specifically set forth in the Draft Registration Statement, and Contributor shall be the largest single stockholder of Clarant.

9.       CONDITIONS PRECEDENT TO OBLIGATIONS OF CLARANT

         The obligations of Clarant with respect to actions to be taken on the Closing Date, are subject to the satisfaction or waiver on or prior to the Closing Date, of all of the conditions set forth in this Article 9. As of the Closing Date, all conditions not satisfied shall be deemed to have been waived by Clarant unless such parties have objected by notifying the Contributor in writing of such objection on or before the consummation of the transactions on the Closing Date, except that no such waiver shall be deemed to affect the survival of the representations and warranties of the Contributor contained in
Article 5 hereof.

         9.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Contributor contained in Article 5 shall be true and correct in all material respects on the date when made and shall be repeated at and as of the Closing Date and shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality which shall be true and correct in all respects) on the Closing Date as so made again (unless a representation is made as of a specific date, and in such event it shall be true and correct in all material respects as of such date); and a certificate to the foregoing effect dated the Closing Date and signed by the President, any Vice President or the Secretary of the Contributor shall have been delivered to Clarant.

         9.2 PERFORMANCE OF OBLIGATIONS. All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Contributor on or before the Closing Date shall have been duly performed or complied with in all material respects on or before the Closing Date.

         9.3 NO LITIGATION. No Action or Proceeding before a court or any other Governmental Authority or body shall have been instituted or Threatened to restrain or prohibit this Agreement or the IPO.

         9.4 SECRETARY'S CERTIFICATE. Clarant shall have received a certificate or certificates, dated the Closing Date and signed by the secretary of the Contributor, certifying the offices and signatures of the officers and directors of the Contributor and including certified resolutions authorizing and approving the transactions contemplated by this Agreement.

         9.5 NO MATERIAL ADVERSE EFFECT. As of the Closing Date, no event or circumstance shall have occurred which would constitute a Material Adverse Effect on Clarant.

         9.6 CONSENTS AND APPROVALS. All necessary Consents of and filings with any governmental authority or agency relating to the consummation of the transactions contemplated herein shall have been obtained and made and all Consents listed on SCHEDULE 9.6 shall have been obtained.

         9.7 OPINION OF COUNSEL. Clarant shall have received an opinion from counsel to the Contributor, dated the Pre-Closing Date, in form and substance of the type customarily given by counsel to a founding company in transactions similar to that contemplated by this Agreement and reasonably acceptable to the Contributor (and the Underwriters shall have received a copy of the same opinion addressed to them), and at the Closing, Clarant shall have received a statement from such counsel that the opinion is true as of the Closing Date.

         9.8 REGISTRATION STATEMENT. The Registration Statement shall have been declared effective by the SEC and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceeding therefor shall have been instituted or shall be pending or contemplated under the 1933 Act, and the Underwriters shall have agreed to acquire on a firm commitment basis, subject to the conditions set forth in the Underwriting Agreement, shares of Clarant Common Stock.

         9.9 EMPLOYMENT AGREEMENTS. Each of the persons listed on SCHEDULE 9.9 shall have entered into an Employment Agreement.

         9.10 CLOSING OF IPO. The closing of the sale of the Clarant Common Stock to the Underwriters in the IPO shall have occurred simultaneously with the Closing Date hereunder.

         9.11 SATISFACTION. All actions, proceedings, instruments and documents required to carry out this Agreement or incidental hereto and all other related legal matters shall have been approved by counsel to Clarant.

         9.12 TRANSITION SERVICES AGREEMENT. The Contributor shall have entered into the Transition Services Agreement substantially in the form of EXHIBIT 4.1(b)(iv).

         9.13 CONTRIBUTOR REPRESENTATIONS. The Contributor shall have provided Tax Counsel with the written representations requested pursuant to Section 8.16.

10.      COVENANTS OF CLARANT AND THE CONTRIBUTOR AFTER CLOSING

         10.1 PRESERVATION OF TAX AND ACCOUNTING TREATMENT. Except as contemplated by this Agreement or the Registration Statement, after the Closing Date, Clarant shall not and shall not permit any of its subsidiaries to undertake any act that would jeopardize the tax-free status of the organization under Section 351 of the Code.

         10.2 TAX MATTERS.

                  (a) The Contributor shall timely pay all Taxes relating to the Business or the Acquired Assets and that were incurred in or are attributable to any Pre-Closing Period and Clarant shall timely pay all Taxes relating to the Business and the Acquired Assets and that are incurred in, or that are attributable to, (a) the portion of any Taxable Period that begins on or before but ends after the Closing Date (but only to the extent attributable to periods after the Closing Date) and (b) any Taxable Period beginning on or after the Closing Date.

                  (b) All real property, personal property and other similar Taxes levied with respect to the Business or the Acquired Assets for a Taxable Period that includes but does not end on the Closing Date shall be apportioned between the Contributor and Clarant based on the number of days of such Taxable Period up to and including the Closing Date and the number of days of such Taxable Period after the Closing Date. The Contributor shall pay the proportionate amount of such Taxes that is attributable to the portion of the Taxable Period ending on the Closing Date, and Clarant shall pay the proportionate amount of such Taxes that is attributable to the portion of the Taxable Period beginning after the Closing Date.

                  (c) Each party hereto shall, and shall cause its Subsidiaries and Affiliates to, provide to each of the other parties hereto such cooperation and information as any of them reasonably may request in filing any Return, amended Return or claim for refund, determining a liability for Taxes or a right to refund of Taxes or in conducting any Tax Proceeding. Such cooperation and information shall include providing copies of all relevant portions of relevant Returns, together with relevant accompanying schedules and relevant work papers, relevant documents relating to rulings or other determinations by Taxing Authorities and relevant records concerning the ownership and Tax basis of property, which such party may possess. Each party shall make its employees reasonably available on a mutually convenient basis at its cost to provide explanation of any documents or information so provided. Subject to the preceding sentence, each party required to file Returns pursuant to this Agreement shall bear all costs of filing such Returns. Neither party shall take any action or position with respect to Taxes relating to the Business or the Acquired Assets, including in any Tax Proceeding, if that action or position could reasonably be expected to adversely affect the other party to this Agreement or any of its respective Affiliates.

                  (e) The Contributor and Clarant shall comply with the tax reporting requirements of Section 1.351-3 of the Treasury Regulations promulgated under the Code, and treat the transaction as a transfer of property under Section 351(a) of the Code.

         10.3     DIRECTORS AND OFFICERS.

                  (a) The Persons named in the Registration Statement shall be elected as directors and elected as officers of Clarant, as and to the extent set forth in the Registration Statement.

                  (b) After the Closing Date, Contributor shall be entitled to nominate one (1) Director to the Board of Directors of Clarant and, if the number of Directors constituting the entire Board of Directors of Clarant equals or exceeds ten (10), then Contributor shall be entitled to nominate two (2) Directors to the Board of Directors of Clarant (the "Contributor Directors"); PROVIDED, THAT:

                           (i)      any Directors elected to Clarant's Board of
Directors in accordance with Section 8.14 (Directors) shall be deemed to be the Contributor Directors so long as they are members of the Board of Directors, and Contributor (for so long as it has appropriate representation on the Board of Directors as contemplated by this Schedule 10.3) shall have no right to nominate additional Directors pursuant to this Section;

                           (ii)     if Contributor disposes of more than
one-third (1/3) but less than two-thirds (2/3) of the total number of shares of Clarant Common Stock acquired as Consideration and Contingent Consideration pursuant to this Agreement, Contributor shall only have the right to nominate one Director, notwithstanding the size of the Board of Directors of Clarant; and

                           (iii)    if Contributor disposes of more than
two-thirds (2/3) of the total number of shares of Clarant Common Stock acquired as Consideration and Contingent Consideration pursuant to this Agreement, Contributor shall have no right to nominate any Directors to the Board of Directors of Clarant.

         10.4 FURTHER ASSURANCES. At any time and from time to time after the Closing without further consideration, each party shall execute and deliver such other instruments of sale, transfer, conveyance and assignment and take such action as the other party may reasonably determine is necessary to transfer, convey and assign to Clarant, to evidence and confirm Clarant's rights to, title in and ownership of, the Business and the Acquired Assets, and to carry out the purpose and intent of this Agreement.

         10.5 TRANSFER TAXES. Any transfer, documentary, sales, use, excise or other Taxes assessed upon or with respect to the transfer of the Business and the Acquired Assets and any recording or filing fees with respect thereto shall be borne by the party obligated to pay such Taxes under applicable Laws. The Contributor and Clarant agree to cooperate in good faith with each other, and to use their commercially reasonable efforts, to minimize such Taxes.

         10.6 [Intentionally Omitted.]

         10.7 EMPLOYEE RELATIONS AND BENEFITS.

                  (a) Clarant shall offer employment as of the Closing Date to all of the employees of the Contributor exclusively engaged in the Business (whether salaried or hourly, whether full-time or part-time), whether or not actively employed on the Closing Date (E.G., including employees on vacation and leave of absence, including maternity, family, sick or short-term disability leave) on at least the same wage rates or cash salary levels as are in effect immediately prior to the Closing Date. With respect to each such employee who accepts Clarant's offer of employment (a "TRANSFERRED EMPLOYEE"), Clarant shall
(i) maintain such equivalent or higher cash salary levels, and (ii) to the extent permitted by applicable plans, credit periods of service prior to the Closing for purposes of determining eligibility and benefit accruals and vesting under its Plans after the Closing and (iii) provide substantially similar benefits (other than with respect to the Contributor's cash balance pension plan and any post-retirement benefits for life or health coverage other than as required by law) in the aggregate for 12 months after Closing.

                  (b) Without limiting the scope of Section 10.7(a), Clarant shall cause each Transferred Employee (and his or her eligible dependents) to be covered following the Closing by a group health plan that provides health benefits (within the meaning of Section 5000(b)(1) of the Code) that (i) does not limit or exclude coverage on the basis of any pre-existing condition of such Transferred Employee or dependent who was not so limited by the Contributor's plans and (ii) provides each Transferred Employee full credit, for the year during which the Closing occurs, with any deductible already incurred by the Transferred Employee under the Contributor's group health plan.

                  (c) With respect to any accrued but unused vacation time for which any Transferred Employee is eligible as of the Closing Date, Clarant shall allow such Transferred Employee to use such accrued vacation, provided that Clarant shall not be required to allow use of vacation if and to the extent that it accrued at a higher rate after December 31, 1998.

                  (d) The Contributor shall retain responsibility for making long-term disability payments for employees who are receiving long-term disability payments as of the Closing or who were on short-term disability but become eligible for long-term disability.

                  (e) Without limiting the scope of Section 10.7(a), as soon as practicable after the Closing, Clarant shall make available a tax-qualified defined contribution plan or plans with a cash or deferred feature (a "CLARANT 401(k) PLAN") for the benefit of each Transferred Employee who was eligible to participate in a tax-qualified defined contribution plan maintained by the Contributor with a cash or deferred feature (a "CONTRIBUTOR 401(k) PLAN").

                  (f) Any severance payable on or after the consummation of the transactions contemplated hereby to any Transferred Employee shall be the sole responsibility of Clarant.

                  (g) Nothing herein, expressed or implied, shall confer upon any employee or former employee of the Contributor or Clarant or any of their affiliates (including, without limitation, the Transferred Employees), any rights or remedies (including, without limitation, any right to employment or continued employment for any specified period or benefits of any nature) of any nature or kind whatsoever, under or by reason of this Agreement.

         10.8 POST CLOSING SERVICES.

                  (a) The parties acknowledge that they intend to cooperate in marketing their respective services to each others' clients in order to increase the range, breadth and depth of services available to such clients.

                  (b) For a period of one (1) year from and after the Closing, Clarant shall cause the Business (which, for purposes of this Section 10.8, shall refer to the Business and the Acquired Assets and the employees of the Business as operated by Clarant following the Closing) to continue to perform, or commence performance of, the services (the "Current Services") contemplated under the work orders listed on SCHEDULE 10.8(b) (the "Work Orders"). The Current Services shall meet the specifications described in the applicable Work Order and shall be performed in a workmanlike and professional manner by employees of the Business.

                  (c) For a period of one (1) year from and after the Closing, Contributor shall cause its Young & Rubicam Advertising (New York) division ("Y&R Advertising") and its Wunderman Cato Johnson (New York) division ("WCJ") to enter into work orders with the Business (the "New Work Orders") with respect to projects committed to by Existing Clients and Additional Clients for services of a kind, quality and nature substantially similar to the work provided by the Business prior to the Closing (the "New Services"); PROVIDED THAT Contributor shall be under no obligation to cause Y&R Advertising or WCJ to enter into any such New Work Order if, in the reasonable judgment of the Contributor, entering into any such New Work Order is not in the best interests of the Existing Clients or Additional Clients. Clarant shall cause the Business to enter into the New Work Orders and to perform the New Services in accordance with the specifications contained in the applicable New Work Order and in a workmanlike and professional manner by employees of the Business. For purposes of this
Section 10.8, "Existing Clients" shall mean the clients of Contributor listed on
SCHEDULE 10.8(c) hereof and "Additional Clients" shall mean such additional existing or future clients of Contributor that (i) the parties mutually agree to add on a supplement to SCHEDULE 10.8(c) hereof, or (ii) that Contributor elects to add on a supplement to SCHEDULE 10.8(c) hereof, provided, that, without the prior consent of Clarant, Contributor may add no more than eight (8) clients pursuant to this clause (ii) and such clients may be added if and only if, in the reasonable judgment of Contributor, such clients will generate $500,000 or more in revenues for Clarant and the Business collectively in the next succeeding twelve (12) month period.

                  (d) The Contributor shall have the right to terminate any particular Work Order or New Work Order, in whole or in part, if (i) Clarant or the Business fails to satisfactorily perform its obligations under this Section
10.8 with respect to such work order, or (ii) Clarant, its Affiliates or the Business commits any act, or fails to take any act, which results in a default under such work order or any agreement between the Contributor and any client, unless the terms of such contract or agreement were not known to Clarant or the Business when the act or failure to act occurred, or (iii) any Existing Client or Additional Client cancels or terminates, in whole or in part, its request for services covered by any Work Orders or any New Work Order, or (iv) in the reasonable judgment of the Contributor, the continued performance of any Current Services or New Services by the Business is not in the best interests of any Existing Client or Additional Client. Any such termination shall be effective immediately upon delivery by the Contributor to Clarant or the Business of a written notice respecting such termination. No such termination shall affect, in any way, the obligations of Contributor or the client, as the case may be, for amounts earned by the Business prior to the date of such termination.

                  (e) In full consideration for the provision of the Current Services, the Contributor shall pay to the Business amounts actually received by the Contributor from its clients and allocated by the Contributor to the performance of the Current Services. The amount allocated to the Current Services shall be calculated (i) as contemplated in the applicable Work Order, or (ii) if the applicable Work Order does not specify an amount payable with respect to such services, based on the rates which Contributor is charging such client under the applicable agreement between Contributor and such client. The payment terms relating to New Services which are provided to Existing Clients listed on SCHEDULE 10.8(c) on the date hereof shall be set forth by Contributor in the applicable New Work Order and, in each case, shall be based on the rates which Contributor charges such clients for substantially similar projects under the applicable agreement between Contributor and such client. The payment terms relating to New Services which are provided to Additional Clients added to
SCHEDULE 10.8(c) pursuant to Sections 10.8(c)(i) or 10.8(c)(ii) shall be set forth by Contributor in the applicable New Work Order and, in each case, shall be based on the then-current market rates for such services. Each of Clarant and the Business shall be responsible for all expenses incurred by it in connection with providing the Current Services or any New Services (unless such expenses are otherwise specifically approved in the respective work order), including, without limitation, all travel, equipment, overhead and personnel expenses. Clarant and the Business shall be responsible for all applicable taxes in connection with providing the Current Services and any New Services. Clarant or the Business shall render invoices (addressed to the applicable client) in respect of a Work Order or a New Work Order to the Contributor at the times provided in the applicable Work Order or New Work Order and in the detail specified therein. Contributor shall include such invoices in its regular billing to Existing Clients or Additional Clients in accordance with the applicable contract with such client or in a Contributor's ordinary course of business with such client.

                  (f) Clarant shall cause the Business to, and the Business shall, perform the Current Services and any New Services in a manner (i) which complies in all material respects with all applicable local, state and federal laws and regulations, (ii) which is consistent with, and which will not violate the terms of, any contract or agreement between the Contributor and the Existing Clients and any Additional Clients of the Contributor, PROVIDED THAT the terms of such contract or agreement have been made known to the Business by

                  (g) Except as set forth on SCHEDULE 10.8(g) and subject to the terms of such Schedule, Clarant shall not, and shall cause the Business and its other Affiliates not to, market, solicit, attempt to sell any services to, or attempt (except as otherwise provided in this Section 10.8(g)) to collect any accounts receivable arising out of a Work Order or New Work Order from, any Existing Clients or Additional Clients for which the Contributor has engaged the Business to perform services. If an invoice submitted to the Contributor by Clarant or the Business pursuant to Section 10.8(e) has not been paid within the time period required by the applicable contract between Contributor and such Client or pursuant to the Contributor's ordinary course of business with such Client, the Contributor shall, at the request of the Business, use its best efforts to collect from the client such account receivable. If any account receivable with respect to services performed by the Business for an Existing Client or an Additional Client remains unpaid for more than one hundred eighty
(180) days, or thirty (30) days after a request by the Business to Contributor to assist in collecting the account receivable, whichever is later, then -- at the sole election of Clarant -- Contributor shall either: (x) authorize Clarant and the Business to collect such account receivable directly from the client, or
(y) pay the Business a proportionate share of the accounts receivable collected from such client by Contributor from the date on which the account receivable became due and payable. Notwithstanding anything to the contrary contained in this Section 10.8(g), at the request of either Clarant or the Contributor, (i) any Existing Client listed on SCHEDULE 10.8(c) on the date hereof shall be removed from SCHEDULE 10.8(c) if, for the twelve month period following the Closing Date, Clarant and the Business collectively earned less than $500,000 in revenues from such client or (ii) any Additional Client added to SCHEDULE 10.8(c) on or after the Closing Date shall be removed from SCHEDULE 10.8(c) if, for the twelve month period following the addition of such client to SCHEDULE 10.8(c), Clarant and the Business collectively earned less than $500,000 in revenues from such client; PROVIDED, THAT, the dollar thresholds stipulated in the foregoing clauses shall, for any twelve-month period beginning on or after the first anniversary of the Closing Date or the date on which such client was added to SCHEDULE 10.8(c), as the case may be, be equal to the greater of (x) $500,000 or (y) ninety percent (90%) of the revenues Clarant and the Business collectively earned in the previous twelve-month period from the applicable client. Commencing ninety (90) days after the removal of any client from
SCHEDULE 10.8(c) pursuant to the foregoing sentence, the restrictions set forth in this Section 10.8(g) shall not apply with respect to such client.

                  (h) Contributor and Clarant shall each execute and deliver or cause to be executed and delivered to the other at such times and places as shall reasonably be agreed to, such subcontract agreements, work orders or other instruments or agreements which the Contributor or Clarant reasonably deems advisable for the purposes of memorializing the terms of the agreements set forth in this Section 10.8.

                  (i) In consideration for this Section 10.8, Clarant shall grant to the Contributor, at the Closing, an option to purchase one million shares of Clarant Common Stock at an exercise price equal to the IPO price per share of Clarant Common Stock, and subject to the terms and conditions set forth in an option agreement, the form of which is attached as EXHIBIT 10.8(i).

         10.9     GRANT OF LICENSE.

                  (a) Subject to the other provisions of this Agreement, Contributor grants to Clarant, effective immediately following the Closing and continuing for a period of sixty (60) days following the Closing Date (the "Transition Period"), a non-exclusive, royalty-free, non-transferable license to use the name and mark "Brand Dialogue" (the "Mark") solely for the purpose of indicating that the Business was formerly operated under the name "Brand Dialogue." Clarant acknowledges that Contributor owns all right, title and interest in and to the Mark and the goodwill associated with it, and that any use of the Mark by Clarant and any goodwill associated with such use will inure to the benefit of Contributor. Upon termination of the Transition Period, Clarant immediately will cease all use of the Mark and any similar versions of the Mark.

                  (b) For a period of one (1) year from and after the Closing Date (the "License Period"), Contributor grants to Clarant a non-exclusive, royalty-free, non-transferable license to use the confidential or proprietary business information and brand-building models and systems (including research and development, know-how, formulas, compositions, principles and techniques, technical data, designs, drawings, blueprints, specifications, certifications and file reports) listed on SCHEDULE 10.9(b) (the "Licensed Materials"). Clarant acknowledges that Contributor owns all right, title and interest in and to the Licensed Materials and the goodwill associated with such materials, and that any use of the Licensed Materials by Clarant and any goodwill associated with such use will inure to the benefit of Contributor. Upon termination of the Transition Period, Clarant immediately will cease all use of the Licensed Materials.

                  (c) Clarant will not use the Mark or the Licensed Materials in a manner inconsistent with the past uses of the Mark or the Licensed Materials by Contributor, and will not materially alter or modify the Mark or the Licensed Materials except as Contributor, in its sole discretion, may authorize in writing.

11.      INDEMNIFICATION

         11.1 INDEMNIFICATION BY CONTRIBUTOR. The Contributor indemnifies, defends and holds harmless Clarant and its respective officers, directors, employees, agents, representatives and Affiliates (each, a "Clarant Indemnified Party"), at all times from and after this Agreement harmless from and against, and to promptly pay to a Clarant Indemnified Party or reimburse a Clarant Indemnified Party for, any and all liabilities, obligations, deficiencies, demands, claims, suits, actions, or causes of action, assessments, losses, reasonable costs and expenses, filing fees, interest, fines, penalties, or damages or costs or expenses of any and all investigations, proceedings (including appeals, arbitration and mediation), judgments, environmental analyses, remediations, settlements and compromises (including reasonable fees and expenses of attorneys, accountants and other experts) (individually and collectively, the "Losses") sustained or incurred by any Clarant Indemnified Party resulting from or arising out of (a) any breach of the representations and warranties of the Contributor set forth herein or on the schedules, exhibits or certificates delivered in connection herewith, (b) any breach of any covenant or agreement on the part of the Contributor under this Agreement, (c) any liability under the 1933 Act, the 1934 Act, or other Federal or state law or regulation, at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact relating to the Contributor, and provided in writing to Clarant or its counsel by the Contributor expressly for inclusion in the Registration Statement or any prospectus forming a part thereof, or any amendment thereof or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact relating to the Contributor required to be stated therein or necessary to make the statements therein not misleading, (d) the matters disclosed on SCHEDULE 11.1(d); (e) any liability of the Contributor for Taxes and any liability for Taxes relating to the Business or the Acquired Assets for any Pre-Closing Period; (f) any liability for Taxes relating to any failure to comply with applicable Tax or other commercial law concerning bulk sales or bulk transfers in either case resulting from the transactions contemplated hereby; provided, however, that in the case of any indemnity arising pursuant to clause (c) such indemnity shall not inure to the benefit of Clarant, to the extent that such untrue statement (or alleged untrue statement) was made in, or omission (or alleged omission) occurred in, any preliminary prospectus and the Contributor provided in writing corrected information to Clarant counsel and to Clarant for inclusion in the final prospectus, and such information was not so included or properly delivered.

         11.2 INDEMNIFICATION BY CLARANT. Clarant covenants and agrees that it will indemnify, defend, protect and hold harmless the Contributor and its respective officers, directors, employees, agents, representatives and Affiliates (each, a "Contributor Indemnified Party") at all times from and after the date of this Agreement until the Clarant Expiration Date, from and against any and all Losses sustained or incurred by any Contributor Indemnified Party resulting from or arising out of (a) any breach by Clarant of its representations and warranties set forth herein or on the schedules, exhibits or certificates delivered in connection herewith, (b) any breach of any covenant or agreement on the part of Clarant under this Agreement, (c) any liability which any Contributor Indemnified Party may incur due to Clarant's failure to be responsible for the Assumed Liabilities, (except to the extent that Clarant has claims against the Contributor by reason of such liabilities), (d) any liability under the 1933 Act, the 1934 Act or other Federal or state law or regulation, at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact relating to Clarant or any of the Other Founding Companies for inclusion in the Registration Statement or any prospectus forming a part thereof, or any amendment thereof or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact relating to Clarant or any of the Other Founding Companies required to be stated therein or necessary to make the statements therein not misleading, or (e) any liability of Clarant or its Affiliates for Taxes for any Post-Closing Period and any liability for Taxes payable pursuant to Section 10.2 hereof related to the Business or the Acquired Assets for any Post-Closing Period, except to the extent that Contributor is obligated to indemnify Clarant for such Taxes pursuant to this Agreement.

         11.3 INDEMNIFICATION PROCEDURE -- THIRD PARTY CLAIMS.

                  (a) In the event that subsequent to the Closing any Person entitled to indemnification under this Agreement (an "Indemnified Party") receives notice of the assertion of any claim , obligation, deficiency, demand, suit, cause of action, assessment or expense of any kind (each, a "Claim") or of the commencement of any action or proceeding by an entity who is not a party to this Agreement or an Affiliate of such a party (including, but not limited to any domestic or foreign court, government, or Governmental Authority or instrumentality, federal state or local) (a "Third Party Claim") against such Indemnified Party, against which a party to this Agreement is required to provide indemnification under this Agreement (an "Indemnifying Party"), the Indemnified Party shall give written notice together with a statement of any available information regarding such claim to the Indemnifying Party within sixty (60) days after learning of such Claim (or within such shorter time as may be necessary to give the Indemnifying Party a reasonable opportunity to respond to such Claim. The Indemnifying Party shall have the right, upon written notice to the Indemnified Party (the "Defense Notice") within thirty (30) days after receipt from the Indemnified Party of notice of such Claim, which notice by the Indemnifying Party shall specify the counsel it will appoint to defend such Claim ("Defense Counsel"), to conduct at its expense the defense against such Claim in its own name, or if necessary in the name of the Indemnified Party; provided, however, that the Indemnified Party shall have the right to approve the Defense Counsel, which approval shall not be unreasonably withheld, and in the event the Indemnifying Party shall propose an alternate Defense Counsel, which shall be subject again to the Indemnified Party's approval.

                  (b) In the event that the Indemnifying Party shall fail to give such notice, it shall be deemed to have elected not to conduct the defense of the subject Claim, and in such event the Indemnified Party shall have the right to conduct such defense in good faith and to compromise and settle the Claim without prior consent of the Indemnifying Party and the Indemnifying Party will be liable for all costs, expense, settlement amounts or other Losses paid or incurred in connection therewith.

                  (c) In the event that the Indemnifying Party does elect to conduct the defense of the subject Claim, the Indemnified Party will cooperate with and make available to the Indemnifying Party such assistance and materials as may be reasonably requested by it, all at the expense of the Indemnifying Party, and the Indemnified Party shall have the right at its expense to participate in the defense assisted by counsel of its own choosing, provided that the Indemnified Party shall have the right to compromise and settle the Claim only with the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. Without the prior written consent of the Indemnified Party, the Indemnifying Party will not enter into any settlement of any Third Party Claim or cease to defend against such Claim, if pursuant to or as a result of such settlement or cessation, (i) injunctive or other equitable relief would be imposed against the Indemnified Party, or (ii) such settlement or cessation would lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder. The Indemnifying Party shall not be entitled to control, and the Indemnified Party shall be entitled to have sole control over, the defense or settlement of any Claim to the extent that Claim seeks an order, injunction or other equitable relief against the Indemnified Party which, if successful, could materially interfere with the Business, assets, properties condition (financial or otherwise) or prospects of the Indemnified Party (and the cost of such defense shall constitute an Loss for which the Indemnified Party is entitled to indemnification hereunder). If a firm decision is made to settle a Third Party Claim, which offer the Indemnifying Party is permitted to settle under this Section 11.3 and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party will give written notice to the Indemnified Party to that effect. If the Indemnified Party fails to consent to such firm offer within thirty (30) calendar days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim will not exceed the amount of such settlement offer, plus costs and expenses paid or incurred by the Indemnified Party through the end of such thirty (30) day period.

                  (d) Any judgment entered or settlement agreed upon in the manner provided herein shall be binding upon the Indemnifying Party, and shall conclusively be deemed to be an obligation with respect to which the Indemnified Party is entitled to prompt indemnification hereunder.

         11.4     [Intentionally Omitted]

         11.5 INDEMNIFICATION PROCEDURE -- OTHER CLAIMS. A claim for indemnification for any matter not involving a Third-Party Claim may be asserted by giving the Indemnifying Party reasonably prompt written notice thereof, and the Indemnifying Party will have a period of thirty (30) calendar days within which to satisfy such Direct Claim. If the Indemnifying Party does not so respond within such thirty (30) calendar day period, the Indemnifying Party will be deemed to have rejected such Direct Claim, in which event the Indemnified Party will be free to pursue such remedies as may be available to the Indemnified Party under this Article 11.

         11.6 FAILURE TO GIVE TIMELY NOTICE. A failure by an Indemnified Party to give timely, complete or accurate notice as provided in this Article 11 will not affect the rights or obligations of any party hereunder except and only to the extent that, as a result of such failure, any party entitled to receive such notice was deprived of its right to recover any payment under its applicable insurance coverage or was otherwise directly and materially damaged as a result of such failure to give timely notice.

         11.7 REDUCTION OF LOSS. To the extent any Loss of an Indemnified Party is reduced by receipt of payment (a) under insurance policies which are not subject to retroactive adjustment or other reimbursement to the insurer in respect of such payment, or (b) from third parties not Affiliated with the Indemnified Party, such payments (net of the expenses of the recovery thereof) (such net payment being referred to herein as a "Reimbursement") shall be credited against such Loss; provided, however, (x) the pendency of such payments shall not delay or reduce the obligation of the Indemnifying Party to make payment to the Indemnified Party in respect of such Loss, and (y) the Indemnified Party shall have no obligation, hereunder or otherwise, to pursue payment under or from any insurer or third party in respect of such loss. If any Reimbursement is obtained subsequent to payment by an Indemnifying Party in respect of a Loss, such Reimbursement shall be promptly paid over to the Indemnifying Party.

         11.8 SUBROGATION. The Indemnifying Party shall be subrogated to the Indemnified Party's rights of recovery to the extent of any Loss satisfied by the Indemnifying Party. The Indemnified Party shall execute and deliver such instruments and papers as are necessary to assign such rights and assist in the exercise thereof, including access to books and records of the other party.

         11.9 ARBITRATION. Excluding the right of a party to seek injunctive relief, all claims (pursuant to Federal or state statutes or by common law), controversies, differences or disputes between Clarant and the Contributor arising out of or relating to this Agreement or related or referenced exhibits or the alleged breach thereof including, but not limited to, indemnification claims under Sections 11.1 and/or 11.2 shall be settled by arbitration in accordance with the rules then in effect of the American Arbitration Association at the time of the dispute. After an award is rendered by the arbitrator(s), a judgment may be entered in any court of competent Jurisdiction. The arbitration shall occur in Washington, DC to the exclusion of all other locations. The arbitrators cannot add to or subtract from the terms of this Agreement. The parties agree that the arbitrators may include provisions for the payment of costs and expenses, including reasonable attorneys' fees as part of any ruling or award made thereunder. The parties acknowledge that arbitration shall be the sole, final, binding and exclusive remedy of the parties with respect to any such matter for which arbitration is undertaken hereunder. In preparation for the arbitration process described herein, the parties shall be given at least one hundred twenty (120) days for discovery and each party may utilize all methods of discovery authorized by the procedural rules and statutes of the District of Columbia for civil litigation and may enforce the right to obtain such discovery in the manner provided by such rules and statutes.

         11.10 EXCLUSIVE REMEDIES. Except as provided in Section 14.3 of this Agreement, the indemnification provided for in this Article 11 shall (except as prohibited by ERISA) be the exclusive remedy in any action seeking damages or any other form of monetary relief brought by any party to this Agreement against another party; provided, however, that nothing herein shall be construed to limit the right of a party, in a proper case, to seek injunctive relief for a breach of this Agreement or to seek relief for a breach of any employment agreement with, or any security issued by, Clarant.

         11.11 LIMITATION AND EXPIRATION. Notwithstanding the foregoing provisions of this Article 11:

                  (a) with respect to the indemnification obligations of the Contributor under Section 11.1 --

                           (i)      there shall be no liability unless, and
solely to the extent that, the aggregate amount of Losses sustained by the Clarant Indemnified Parties exceeds one percent (1%) of the Consideration (the "Indemnification Threshold") which Indemnification Threshold shall be treated as a deductible; PROVIDED, HOWEVER, that the Indemnification Threshold shall not apply to (w) Losses arising out of breaches of the covenants of the Contributor set forth in Sections 10.2, 10.5, 10.7 and 10.8, or the representations and warranties made in Sections 5.17 (employee benefits) or 5.24 (taxes), (x) Losses described in Section 11.1(c), (y) Losses arising out of intentional fraud by Contributor or (z) any matters identified on Schedule 11.1(d); and

                           (ii)     the aggregate amount of the Contributor's
liability under this Article 11 shall not exceed the Consideration;

                  (b) the indemnification obligations of the Contributor under Section 11.1, or under any certificate or writing furnished in connection herewith, shall terminate at the date that is the later of clause (i) or (ii) of this Section 11.11(b):

                           (i)      (A)    with respect to claims arising out of
breaches of the representations and warranties made in Sections 5.17 (employee benefits) and 5.24 (taxes), the date that is six (6) months after the expiration of the longest applicable federal or state statute of limitation (including extensions thereof); or

                                    (B)    with respect to all claims other than
those referred to in clause (i)(A) of this Section 11.11(b), eighteen (18) months after the Closing Date; or



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


                           (ii)     the final resolution of claims or
demands made under Section 11.1 prior to the expiration of the survival period specified in clause (i) of this Section 11.11(b);

                  (c) with respect to the indemnification obligations of Clarant under Section 11.2 --

                           (i)      there shall be no liability unless, and
solely to the extent that, the aggregate amount of Losses sustained by the Contributor Indemnified Parties exceeds the Indemnification Threshold; PROVIDED, HOWEVER, that the Indemnification Threshold shall not apply to Losses (x) arising out of breaches of the covenants of Clarant set forth in Sections 7.14, 10.2, 10.5, 10.7, 10.8 and 10.9 or the representations and warranties made in Sections 6.5 (capital stock) and 6.15 (taxes), (y) described in Section 11.2(c) or (z) arising out of intentional fraud; and
                           (ii)     the aggregate amount of Clarant's
liability under this Article 11 shall not exceed the Consideration;

                  (d)      the indemnification obligations of Clarant under
Section 11.2, or under any certificate or writing furnished in connection herewith, shall terminate at the date that is the later of clause (i) or (ii) of this Section 11.1(d):

                           (i)      the Clarant Expiration Date; or

                           (ii)     the final resolutions of claims or
demands made under Section 11.2 prior to the expiration of the survival period specified in clause (i) of this Section 11.11(d).

                  (e) Contributor may satisfy indemnification obligations hereunder through the payment of cash or the delivery of Clarant Common Stock, or a combination thereof. For purposes of calculating the value of the Clarant Common Stock delivered by the Contributor pursuant to this Section 11.11(e), Clarant Common Stock shall be valued at its fair market value, which shall be the average closing price for Clarant Common Stock on the Nasdaq National Market System for the ten (10) trading days ending two business days immediately prior to the date of payment. For purposes of determining the Indemnification Threshold or indemnification limits referred to in Sections 11.11(a)(ii) and 11.11(c)(ii), each share of Clarant Common Stock shall be valued at the IPO price.

         11.12 SURVIVAL OF REPRESENTATIONS WARRANTIES AND COVENANTS. All representations, warranties and covenants made by the Contributor and Clarant in or pursuant to this Agreement or in any document delivered pursuant hereto shall be deemed to have been made on the date of this Agreement (except as otherwise provided herein) as of the Pre-Closing Date and, if a Closing occurs, as of the Closing Date. The representations and warranties of the Contributor and Clarant will survive the Closing and will remain in effect until, and will expire upon, the



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


termination of the indemnification obligations as provided in Section 11.11(b) or 11.11(d), as the case may be.

12.      TERMINATION OF AGREEMENT

         12.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date solely: (a) by mutual consent of the boards of directors of Clarant and the Contributor; (b) by the Contributor or by Clarant, if the transactions contemplated by this Agreement to take place at the Closing shall not have been consummated by December 31, 1999, unless the failure of such transactions to be consummated is due to the willful failure of the party seeking to terminate this Agreement to perform any of its obligations under this Agreement to the extent required to be performed by it prior to or on the Closing Date; (c) by the Contributor, or by Clarant after giving written notice to the other party that a breach or default of any representation, warranty, or covenant contained in this Agreement which breach has had or is reasonably foreseeable as having a Material Adverse Effect on the Business or Clarant, occurred and such breach has not been cured on or before the Closing Date, (d) by the Contributor or Clarant pursuant to Section 7.13 or (e) by the Contributor if, by June 30, 1999, Clarant shall not have filed the Registration Statement with the SEC reflecting an IPO price for the Clarant Common Stock of $11.00 per share.

         12.2 LIABILITIES IN EVENT OF TERMINATION. The termination of this Agreement will in no way limit any obligation or liability of any party based on or arising from a breach or default by such party with respect to any of its representations, warranties, covenants or agreements contained in this Agreement including, but not limited to, legal and audit costs and out of pocket expenses.

13.      NONCOMPETITION

         13.1     PROHIBITED ACTIVITIES.

                  (a) The Contributor will not, for any reason whatsoever, directly or indirectly, for itself or on behalf of or in conjunction with any other Person of whatever nature:

                           (i)      for a period of two (2) years
following the Closing Date with respect to employees with an annual salary of $100,000 or more, and for a period of one (1) year following the Closing Date with respect to all other employees, call upon any such Person who is an employee of Clarant (including the subsidiaries thereof) for the purpose or with the intent of enticing such employee away from or out of the employ of Clarant (including the subsidiaries thereof); or

                           (ii)     for a period of two (2) years following the
Closing Date call upon any Founding Company or any company listed on SCHEDULE 13.1(a)(ii) on the Contributor's behalf or on behalf of any competitor of Clarant, for the purpose of acquiring such entity.

                  (b) For a period of two (2) years following the Closing Date with respect to employees with an annual salary of $100,000 or more, and for a period of one (1) year following the Closing Date with respect to all other employees, Clarant will not, for any reason whatsoever, directly or indirectly, for itself or on behalf of or in conjunction with any such other Person of whatever nature, call upon any Person who is an employee of Contributor (or any division or subsidiary thereof) for the purpose or with the intent of enticing such employee away from or out of the employ of Contributor (or of any division or subsidiary thereof).

         13.2 DAMAGES. Because of the difficulty of measuring economic losses to Clarant or Contributor (as the case may be) as a result of a breach of the foregoing covenants, and because of the immediate and irreparable damage that could be caused for which the damaged party would have no other adequate remedy, the parties hereto agree that, in the event of a breach of Section 13.1 hereof, the foregoing covenant may be enforced by injunctions and restraining orders.

         13.3 REASONABLE RESTRAINT. It is agreed by the parties hereto that the foregoing covenants in this Article 13 impose a reasonable restraint on each of the Contributor and Clarant in light of their respective activities and businesses (and including their respective subsidiaries) on the date of the execution of this Agreement.

         13.4 SEVERABILITY; REFORMATION. The covenants in this Article 13 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and this Agreement shall thereby be reformed.

         13.5 INDEPENDENT COVENANT. All of the covenants in this Article 13 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any separate claim or cause of action, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Clarant or the Contributor of such covenants. It is specifically agreed that the period of one (1) year or two (2) years, as the case may be, stated at the beginning of this Article 13, during which the agreements and covenants of the Contributor and Clarant made in this Article 13 shall be effective, shall be computed by excluding from such computation any time during which there is a violation of any provision of Section 13.1. The covenants contained in Article 13 shall not be affected by any breach of any other provision hereof by any party hereto and shall have no effect if the transactions contemplated by this Agreement are not consummated.

         13.6 MATERIALITY. The parties hereby agree that this covenant is a material and substantial part of this transaction and that it is supported by adequate consideration.

14.      NONDISCLOSURE OF CONFIDENTIAL INFORMATION

         14.1 CONTRIBUTOR. The Contributor recognizes and acknowledges that it has in the past, currently has, and in the future may have, access to certain confidential information of the Other Founding Companies, and/or Clarant, such as operational policies, and pricing and cost policies that are valuable, special and unique assets of the Other Founding Companies' and/or Clarant's respective businesses. The Contributor agrees that it will not, and that it will cause its Affiliates not to, disclose such confidential information to any Person, firm, corporation, association or other entity for any purpose or reason whatsoever, except (a) to authorized representatives of Clarant or the Other Founding Companies who need to know information in connection with the transactions contemplated hereby, who have been informed of the confidential nature of such information and who have agreed to keep such information confidential as provided hereby, (b) following the Closing, such information may be disclosed by the Contributor as is required in the course of performing its duties and (c) to counsel and other advisers, provided that such advisers (other than counsel) agree to the confidentiality provisions of this Section 14.1, unless (i) such information becomes known to the public generally through no fault of the Contributor or its Affiliates, (ii) disclosure is required by law or the order of any Governmental Authority under color of law, provided, that prior to disclosing any information pursuant to this clause (ii), the Contributor shall give prior written notice thereof to Clarant and provide Clarant with the opportunity to contest such disclosure, or (iii) the disclosing party reasonably believes that such disclosure is required in connection with the defense of a lawsuit against the disclosing party. In the event of a breach or threatened breach by the Contributor of the provisions of this Article 14, Clarant shall be entitled to an injunction restraining the Contributor from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Clarant from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages. Notwithstanding the foregoing, to the extent the confidentiality provisions contained herein relate to Evaluation Material, the terms of that certain letter agreement regarding confidentiality from Integrated Interactive, Inc. dated February 17, 1999 to Contributor shall govern the confidentiality obligations of the parties.

         14.2 CLARANT. Clarant recognizes and acknowledges that it has in the past and currently has, and in the future may have, access to certain confidential information of the Contributor, such as the Evaluation Material provided in connection with this transaction, operational policies, and pricing and cost policies that are valuable, special and unique assets of the Contributor's business. Clarant agrees that it will not, and that it will cause its Affiliates not to, disclose such confidential information to any Person, firm, corporation, association or other entity for any purpose or reason whatsoever, except (a) to authorized representatives of the Contributor who need to know information in connection with the transactions contemplated hereby, who have been informed of the confidential nature of such information and who have agreed to keep such information confidential as provided hereby, (b) to counsel and other advisers, provided that such advisors (other than counsel) agree to the confidentiality provisions of this Section 14.2 and (c) to the Other Founding Companies and their representatives pursuant to Section 7.1(a), unless
(i) such information becomes known to the public generally through no fault of Clarant or its Affiliates, (ii) disclosure is required by law or the order of any Governmental Authority under color of law, provided, that prior to disclosing any information pursuant to this clause (ii), Clarant shall give prior written notice thereof to the Contributor and provide the Contributor with the opportunity to contest such disclosure, or (iii) the disclosing party reasonably believes that such disclosure is required in connection with the defense of a lawsuit against the disclosing party. In the event of a breach or threatened breach by Clarant of the provisions of this Article 14, the Contributor shall be entitled to an injunction restraining Clarant from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting the Contributor from pursuing any other available remedy for such breach or threatened breach, including the recovery of damages.

         14.3 DAMAGES. Because of the difficulty of measuring economic losses as a result of the breach of the foregoing covenants in Sections 14.1 and 14.2, and because of the immediate and irreparable damage that would be caused for which they would have no other adequate remedy, the parties hereto agree that, in the event of a breach by any of them of the foregoing covenants, the covenant may be enforced against the other parties by injunctions and restraining orders.

         14.4 SURVIVAL. The obligations of the parties under this Article 14 shall survive the termination of this Agreement for a period of five years from the Closing Date.

15.      [INTENTIONALLY OMITTED]

16.      FEDERAL SECURITIES ACT REPRESENTATIONS

         16.1 NON-REGISTRATION OF CLARANT COMMON STOCK. The Contributor acknowledges that the shares of Clarant Common Stock delivered to the Contributor pursuant to this Agreement have not been and will not be registered under the 1933 Act and therefore may not be resold without compliance with the 1933 Act. The Clarant Common Stock acquired by the Contributor pursuant to this Agreement is being acquired solely for its own account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of it; provided, however, that this covenant shall not prohibit any disposition in accordance with the securities laws and this Agreement.

         16.2 COMPLIANCE WITH LAW. The Contributor covenants, warrants and represents that none of the shares of Clarant Common Stock issued to the Contributor will be offered, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of except after full compliance with all of the applicable provisions of the 1933 Act and the rules and regulations of the SEC. The Clarant Common Stock shall bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, ENCUMBERED, PLEDGED, DISTRIBUTED, APPOINTED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND, IF REQUIRED BY CLARANT WORLDWIDE CORPORATION, DELIVERY BY THE HOLDER OF AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO CLARANT WORLDWIDE CORPORATION STATING THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

         16.3 ECONOMIC RISK; SOPHISTICATION. The Contributor represents and warrants that it is able to bear the economic risk of an investment in the Clarant Common Stock acquired pursuant to this Agreement, can afford to sustain a total loss of such investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Clarant Common Stock. The Contributor represents and warrants that it has had an adequate opportunity to ask questions and receive answers from the officers of Clarant concerning any and all matters relating to the transactions described herein including, without limitation, the background and experience of the current and proposed officers and directors of Clarant, the plans for the operations of the business of Clarant, the business, operations and financial condition of the Other Founding Companies, and any plans for additional acquisitions and the like. The Contributor acknowledges that it has asked any and all questions in the nature described in the preceding sentence and all questions have been answered to its satisfaction. The Contributor represents and warrants that it has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of this investment and is an "accredited investor" as defined in Regulation D under the 1933 Act.

17.      REGISTRATION RIGHTS

         17.1     REGISTRATION RIGHTS.

                  (a) PIGGYBACK. At any time following the Closing Date, whenever Clarant proposes to register any Clarant Common Stock for its own or others' account under the 1933 Act for a public offering, other than (i) any shelf registration of shares to be used as consideration for acquisitions of additional businesses by Clarant, (ii) registrations relating to employee benefit plans and (iii) registrations relating to rights offerings made to the stockholders of Clarant,

Clarant shall give the Contributor prompt written notice of its intent to do so. Upon the written request of the Contributor given within thirty (30) days after receipt of such notice, Clarant shall cause to be included in such registration all of the Clarant Common Stock issued to the Contributor pursuant to this Agreement, including any shares issued in accordance with Exhibit 3.3 or upon the exercise of options issued to Contributor pursuant to Section 10.8(i), that Clarant shall have the right to reduce the number of shares included in such registration to the extent that inclusion of such shares could, in the opinion of tax counsel to Clarant or its independent auditors, jeopardize the status of the transactions contemplated hereby and by the Registration Statement as a tax-free organization. In addition, if Clarant is advised in writing in good faith by any managing underwriter of an underwritten offering of the securities being offered pursuant to any registration statement under this Section 17.1 that the number of shares to be sold by Persons other than Clarant is greater than the number of such shares which can be offered without adversely affecting the offering, Clarant may reduce pro rata the number of shares offered for the accounts of such Persons (based upon the number of shares proposed to be sold by each such Person) to a number deemed satisfactory by such managing underwriter, provided, that, for each such offering made by Clarant after the IPO, such reduction shall be made first by reducing the number of shares to be sold by Persons other than Clarant and the stockholders of the Founding Companies (collectively, the Contributor and the stockholders of the other Founding Companies being referred to herein as the "Founding Stockholders"), and thereafter, if a further reduction is required, by reducing the number of shares to be sold by the Founding Stockholders.

                  (b)      DEMAND.

                           (i)      At any time (A) after the date that is
eighteen (18) months after the Closing Date, the Contributor may request in writing that Clarant file a registration statement under the 1933 Act covering the registration of shares of Clarant Common Stock issued to Contributor pursuant to this Agreement (including any stock issued as Contingent Consideration, a dividend or other distribution with respect to, or in exchange for, or in replacement of such Clarant Common Stock or upon the exercise of options issued to Contributor pursuant to Section 10.8(i)) then held by Contributor (a "DEMAND REGISTRATION"). Within thirty (30) days after the date on which Clarant receives such request, Clarant shall file and thereafter use its best efforts to cause to become effective a registration statement covering all shares that the Contributor has requested to be included in such registration. Clarant will keep such Demand Registration current and effective for one hundred twenty (120) days (or such shorter period as is required for the Contributor to sell all of the shares registered thereon).

                           (ii)     In the event such registration is
underwritten, Clarant shall select an underwriter reasonably satisfactory to Contributor.

                           (iii)    Clarant shall not be obligated to
effect more than one Demand Registration for Contributor pursuant to this Section 17.1(b).

                           (iv)     If the Board of Directors of Clarant,
in its good faith judgment, determines that any registration of shares of Clarant Common Stock pursuant to this Section 17.1(b) should not be made or continued because it would materially interfere with any material financing, acquisition, corporation reorganization, merger, or other transaction involving Clarant or any of its subsidiaries (a "VALID BUSINESS REASON"), (A) Clarant may postpone filing a registration statement relating to the Demand Registration until such Valid Business Reason no longer exists, but in no event for more than sixty (60) days, and (B) in case a registration statement has been filed relating to a Demand Registration, Clarant may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until such Valid Business Reason no longer exists, but in no event for more than sixty (60) days.

         17.2 REGISTRATION PROCEDURES. All expenses incurred in connection with the registrations under this Article 17 (including all registration, filing, qualification, legal, printer and accounting fees, but excluding underwriting commissions and discounts), shall be borne by Clarant. In connection with registrations under Section 17.1(a) and 17.1(b), Clarant shall (i) use its commercially reasonable best efforts to prepare and file with the SEC as soon as reasonably practicable, a registration statement with respect to the Clarant Common Stock and use its commercially reasonable best efforts to cause such registration to promptly become and remain effective for a period of at least one hundred twenty (120) days (or such shorter period during which the Contributor and the Founding Stockholders shall have sold all Clarant Common Stock which they requested to be registered); (ii) use its commercially reasonable best efforts to register and qualify the Clarant Common Stock covered by such registration statement under applicable state securities laws as the holders shall reasonably request for the distribution of the Clarant Common Stock; and (iii) take such other actions as are reasonable and necessary to comply with the requirements of the 1933 Act and the regulations thereunder.

         17.3 UNDERWRITING AGREEMENT. In connection with each registration pursuant to Sections 17.1(a) and (b) covering an underwritten registered public offering, Clarant and each participating holder agree to enter into a written agreement with the managing underwriters in such form and containing such provisions as are customary in the securities business for such an arrangement between such managing underwriters and companies of Clarant's size and investment stature, including indemnification provisions.

         17.4 AVAILABILITY OF RULE 144. Clarant shall not be obligated to register shares of Clarant Common Stock held by the Contributor at any time when the resale provisions of Rule 144(k) (or any successor provision) promulgated under the 1933 Act are available to the Contributor for such shares.

         17.5 MARKET STANDOFF. In consideration of the granting to the Contributor of the registration rights under this Article 17, the Contributor agrees that it will not sell, transfer or otherwise dispose of, including without limitation through put or short sale arrangements, shares of Clarant Common Stock in the ten (10) days prior to the effectiveness of any registration of Clarant Common Stock for sale to the public and for up to ninety
(90) days following the effectiveness of such registration; provided that all directors, executive officers and holders of more than five percent (5%) of the outstanding Clarant Common Stock agree to the same restrictions; and further provided that, with respect to the first public offering of shares of the Clarant Common Stock within three years following the IPO, the Contributor shall have been afforded a meaningful opportunity to include shares in such registration after any reduction by reason of underwriters' advice. Notwithstanding the foregoing, the obligations of this Section 17.5 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future.

18.      DEFINITIONS

         Unless the context otherwise requires, capitalized terms used in this Agreement or in any schedule attached hereto and not otherwise defined herein shall have the following meanings for all purposes of this Agreement:


         "Accounts Receivable" has the meaning set forth in Section 1.1(a)(i).

         "Acquired Assets" has the meaning set forth in Section 1.1(a).

         "Action" has the meaning set forth in Section 5.15.

         "Affiliate" means any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the any other Person.

         "Affiliate Transactions" has the meaning set forth in Section 5.31.

         "Agreement" means this Contribution Agreement.

         "A/R Aging Reports" has the meaning set forth in Section 5.12.

         "Assigned Contracts" has the meaning set forth in Section 1.1(a)(iv).

         "Assumed Liabilities" has the meaning set forth in Section 1.2(a).

         "Balance Sheet" means a balance sheet of the Business as at the Balance Sheet Date.

         "Balance Sheet Date" means March 31, 1999.

         "Books and Records" has the meaning set forth in Section 1.1(a)(viii).

         "Business" has the meaning set forth in the recitals of this Agreement.

         "Charter Documents" has the meaning set forth in Section 5.2.

         "Claim" has the meaning set forth in Section 11.3(a).

         "Clarant" has the meaning set forth in the first paragraph of this Agreement.

         "Clarant Common Stock" has the meaning set forth in Section 6.3.

         "Clarant Expiration Date" means the date that is one year from the Closing Date.

         "Clarant Indemnified Party" has the meaning set forth in
Section 11.1(a).

         "Clarant Plan of Organization" has the meaning set forth in the recitals of this Agreement.

         "Clarant Preferred Stock" has the meaning set forth in Section 6.3.

         "Clarant Stock" has the meaning set forth in Section 6.3.

         "Closing" means the consummation of the transactions contemplated by this Agreement on the Closing Date.

         "Closing Date" has the meaning set forth in Section 4.2.

         "Code" means the Internal Revenue Code of 1986, as amended, and regulations issued by the Internal Revenue Service pursuant to the Internal Revenue Code of 1986, as amended.

         "Computer Software" has the meaning set forth in Section 1.1(a)(v).

         "Consents" has the meaning set forth in Section 5.4.

         "Consideration" has the meaning set forth in Section 3.1.

         "Contingent Consideration" has the meaning set forth in Section 3.3.

         "Contract" means any agreement, contract, obligation, promise, or undertaking (whether written or oral)

         "Contributor" has the meaning set forth in the first paragraph of this Agreement.

         "Contributor Indemnified Party" has the meaning set forth in
Section 11.2.

         "Contributor Other Benefit Obligation" has the meaning set forth in
Section 5.17.

         "Contributor Plan" has the meaning set forth in Section 5.17.

         "Defense Counsel" has the meaning set forth in Section 11.3(a).

         "Defense Notice" has the meaning set forth in Section 11.3(a).

         "Demand Registration" has the meaning set forth in Section 17.1(b).

         "Direct Claim" has the meaning set forth in Section 11.4.

         "Draft Registration Statement" means the draft registration statement on Form S-1 of Clarant dated June 7, 1999, prepared by Merrill Corporation Network Composition System and attached hereto as SCHEDULE 18.1.

         "Encumbrance" means any charge, claim, equity, judgment, lease, liability, lien, mortgage, pledge, restriction, security interest, Tax lien, or encumbrance of any kind.

         "Environment" means soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins, and wetlands) groundwaters, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.

         "Environmental Law" means any Legal Requirement that requires or relates to:

                  (a) advising appropriate authorities, employees, and the public of intended or actual releases of pollutants or hazardous substances or materials, violations of discharge limits, or other prohibitions and of the commencement of activities, such as resource extraction or construction, that could have significant impact on the Environment;

                  (b) preventing or reducing to acceptable levels the release of pollutants or hazardous substances or materials into the Environment;

                  (c) reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated;

                  (d) assuring that products are designed, formulated, packaged, and used so that they do not present unreasonable risks to human health or the Environment when used or disposed of;

                  (e) protecting natural resources, species, or ecological amenities;

                  (f) transporting of hazardous substances or materials, pollutants, oil, or other potentially harmful substances;

                  (g) cleaning up pollutants that have been released, preventing the threat of release, or paying the costs of such clean up or prevention; or

                  (h) making responsible parties pay a Governmental Authority or private parties, or groups of them, for damages done to the Environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

         "ERISA Affiliate" has the meaning set forth in Section 5.17.

         "Evaluation Material" shall mean any and all financial, technical, commercial or other information concerning the business and affairs of the Contributor that has been or may hereafter be provided or shown to Clarant or its employees, officers, directors, representatives or agents, irrespective of the form of the communication, all notes, analyses, compilations, studies or other material prepared by Contributor or its representatives.

         "Excluded Assets" has the meaning set forth in Section 1.1(b).

         "Exhibit" means each Exhibit attached to this Agreement.

         "Financial Statements" has the meaning set forth in Section 5.10(a).

         "Fixed Assets" has the meaning set forth in Section 1.1(a)(iii).

         "Founding Companies" has the meaning set forth in the recitals of this Agreement.

         "Founding Stockholders" has the meaning set forth in Section 17.1.

         "GAAP" means generally accepted accounting principles as in effect on the date hereof.

         "Governmental Authority" means the United States or any state, local, or foreign government, or any subdivision, agency, authority, court or tribunal of any thereof.

         "Governmental Consents" has the meaning set forth in Section 5.4.

         "Hazardous Material" means any waste or other substance that is listed, defined, designated, or classified as, or by its characteristics determined to be, hazardous, radioactive, or is defined as toxic or a pollutant or a contaminant under or pursuant to any Environmental Law, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials.

         "HSR Act" means the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended.

         "Indemnified Party" has the meaning set forth in Section 11.3(a).

         "Indemnifying Party" has the meaning set forth in Section 11.3(a).

         "Intellectual Property" has the meaning set forth in
Section 1.1(a)(vi).

         "IPO" means the initial public offering of Clarant Common Stock pursuant to the Registration Statement.

         "Knowledge": an individual will be deemed to have "Knowledge" of a particular fact if such individual is actually aware of such fact or other matter. A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has Knowledge of such fact or other matter. For purposes of this Agreement, "Knowledge of Contributor," "Contributor's Knowledge," "Knowledge of the Business," the "Business' Knowledge" or words of similar import shall include the Knowledge of Steven M. Blondy and James W. Pharo except with respect to Section 10.8(d).

         "Laws" has the meaning set forth in Section 5.16(a).

         "Leases" has the meaning set forth in Section 5.23(b).

         "Legal Requirement" means any federal, state, local, municipal, foreign, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

         "Losses" has the meaning set forth in Section 11.1.

         "Material Adverse Effect" means a material adverse change in (i) the business operations, condition or prospects (financial or otherwise) of any Person, (ii) the ability of such Person to consummate the transactions contemplated by the Agreement, or (iii) with respect to the Business, the condition or value of the Acquired Assets taken as a whole or (iv) with respect to Clarant, the condition or value of the assets of Clarant taken as a whole.

         "Material Contract" means any Assigned Contract or other Contract solely relating to the Business that has a monetary obligation of at least $25,000 per year and that is not cancelable by the Contributor without penalty upon notice of six (6) months or less.

         "1934 Act" means the Securities Exchange Act of 1934, as amended.

         "1933 Act" means the Securities Act of 1933, as amended.

         "Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Authority or by an arbitrator.

         "Ordinary Course of Business" means an action taken by a Person only if such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

         "Other Agreements" has the meaning set forth in the recitals of this Agreement.

         "Other Benefit Obligations" has the meaning set forth in Section 5.17.

         "Other Founding Companies" has the meaning set forth in the recitals of this Agreement.

         "Permits" has the meaning set forth in Section 5.16(b).

         "Person" means any individual, corporation (including non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Authority.

         "Plan" has the meaning set forth in Section 5.17.

         "Plans" has the meaning set forth in Section 5.17.

         "Post-Closing Period" has the meaning set forth in Section 5.24.

         "Pre-Closing Period" has the meaning set forth in Section 5.24.

         "Pricing" means the date of determination by Clarant and the Underwriters of the public offering price of the shares of Clarant Common Stock in the IPO.

         "Proceeding" means any action, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative or investigative) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority.

         "Registration Statement" means that certain registration statement on Form S-1 of Clarant Worldwide Corporation covering the shares of Clarant Common Stock to be issued in the IPO.

         "Reimbursement" has the meaning set forth in Section 11.7.

         "Relevant Group" has the meaning set forth in Section 5.24.

         "Retained Liabilities" has the meaning set forth in Section 1.2(b).

         "Returns" has the meaning set forth in Section 5.24.

         "Schedule" means each Schedule attached hereto and identified as a Schedule, which shall reference the relevant sections of this Agreement, on which parties hereto disclose information as part of their respective representations, warranties and covenants.

         "SEC" means the United States Securities and Exchange Commission.

         "Significant Customer" has the meaning set forth in Section 5.22(a).

         "Statutory Liens" has the meaning set forth in Section 7.3(b).

         "Subsidiary" means any entity the majority of voting shares or interests of which are owned by the Contributor and/or by one or more Subsidiaries of the Contributor.

         "Tax" or "Taxes" has the meaning set forth in Section 5.24.

         "Tax Proceeding" has the meaning set forth in Section 5.24.

         "Taxable Period" has the meaning set forth in Section 5.24.

         "Taxing Authority" has the meaning set forth in Section 5.24.

         "Third Party Claim" has the meaning set forth in Section 11.3.

         "Threatened" means a claim, Proceeding, dispute, action, or other matter will be deemed to have been "Threatened" if any demand or statement has been made in writing or any notice has been given in writing that such a claim, Proceeding, dispute, action or other matter is likely to be asserted, commenced, taken, or otherwise pursued in the future.

         "Trademarks" has the meaning set forth in Section 5.14.

         "Transition Services Agreement" has the meaning set forth in Section 4.2(b)(iv).

         "Underwriters" means the underwriters of the IPO, as identified in the Registration Statement.

         "Underwriting Agreement" means the Underwriting Agreement by and among the Underwriters and Clarant in respect of the IPO.

         "Year 2000 Compliant" has the meaning set forth in
Section 5.27.

19.      GENERAL

         19.1 COOPERATION. The Contributor and Clarant shall each deliver or cause to be delivered to the other on the Closing Date, and at such other times and places as shall be reasonably agreed to, such additional instruments as the other may reasonably request for the purpose of carrying out this Agreement. The Contributor will cooperate and use its reasonable efforts to have the present officers, directors and employees of the Contributor cooperate with Clarant on and after the Closing Date in furnishing information, evidence, testimony and other assistance in connection with any Tax Return filing obligations, actions, proceedings, arrangements or disputes of any nature with respect to matters pertaining to all periods prior to the Closing Date.

         19.2 SUCCESSORS AND ASSIGNS. This Agreement and the rights of the parties hereunder may not be assigned (except by operation of law) and shall be binding upon and shall inure to the benefit of the parties hereto, the successors of Clarant, and the successors of the Contributor.

         19.3 ENTIRE AGREEMENT. This Agreement (including the Schedules, Exhibits attached hereto which are incorporated by this reference) and the documents delivered pursuant hereto constitute the entire agreement and understanding among the Contributor and Clarant and supersede any prior agreement and understanding relating to the subject matter of this Agreement; provided, however, that the terms of the letter agreement referred to in Section
14.1 shall not be superseded by this Agreement and shall survive pursuant to the terms thereof. This Agreement, upon execution, constitutes a valid and binding agreement of the parties hereto enforceable in accordance with its terms and may be modified or amended only by a written instrument executed by the Contributor and Clarant, acting through their respective officers or trustees, duly authorized by their respective boards of directors. Any disclosure made on any Schedule delivered pursuant hereto shall be deemed to have been disclosed for purposes of any other Schedule required hereby; PROVIDED, THAT, the parties shall make a good faith effort to cross reference disclosure, as necessary or advisable, between related Schedules and provided further that any item disclosed or referred to in the Draft Registration Statement shall not be deemed disclosed on any other Schedule unless such other Schedule specifically refers to the applicable Section and page number of the Draft Registration Statement.

         19.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. This Agreement may be executed and delivered by facsimile signature, which facsimile signature shall be deemed an original.

         19.5 EXPENSES.

                  (a) Whether or not the transactions herein contemplated shall be consummated, Clarant will pay the fees, expenses and disbursements of Clarant and its agents, representatives, accountants and counsel incurred in connection with the subject matter of this Agreement and any amendments thereto, including all costs and expenses incurred in the performance and compliance with all conditions to be performed by Clarant under this Agreement, including the fees and expenses of Clarant's public auditors, Wilmer, Cutler & Pickering, and any other Person retained by Clarant, and the costs of preparing the Registration Statement.

                  (b) If the transactions herein contemplated shall not be consummated, the Contributor shall pay the fees, expenses and disbursements of the Contributor and its respective agents, representatives, accountants and counsel incurred in connection with the subject matter of this Agreement and any amendments thereto, including all costs and expenses incurred in the performance and compliance with all conditions to be performed by the Contributor under this Agreement, including the reasonable fees and expenses of legal counsel to the Contributor.

                  (c) If the transaction herein contemplated is consummated, Clarant will pay the fees, expenses, and disbursements of the Contributor and its agents, representatives, accountants and counsel as described in (b), above.

         19.6 NOTICES. All notices, requests, demands and other communications made in connection with this Agreement shall be in writing and shall be deemed to have been duly given on the date of delivery, if delivered to the persons identified below, or on the second business day, if delivered by a reputable overnight carrier, or on the date of the return receipt acknowledgment after mailing if mailed by certified or registered mail, postage prepaid, return receipt requested, or on the date such transmission is made and confirmation of receipt obtained if a business day, or if not, then on the next following business day, if sent by facsimile, telecopy, telegraph, telex or other similar telegraphic communications equipment, addressed as follows:

                  (a)      If to Clarant, addressed to them at:

                           2665 Villa Creek Drive
                           Suite 200
                           Dallas, Texas 75234
                           Attention: Guillermo G. Marmol

                  with copies to:

                           Wilmer, Cutler & Pickering
                           2445 M Street, N.W.
                           Washington, D.C. 20037
                           Attention: George P. Stamas, Esq.

                  (b)      If to the Contributor, addressed to it at:

                           Young & Rubicam Inc.
                           285 Madison Avenue
                           New York, New York  10017
                           Fax:  (212) 210-5544
                           Attention:  General Counsel

                  with copies to:

                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, New York  10178
                           Fax:  (212) 309-6273
                           Attention:  Christopher T. Jensen, Esquire

or to such other address or counsel as any party hereto shall specify pursuant to this Section 19.6 from time to time.

         19.7 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware without reference to conflicts of laws principles.

         19.8 EXERCISE OF RIGHTS AND REMEDIES. Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

         19.9 TIME. Time is of the essence with respect to this Agreement.

         19.10 REFORMATION AND SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         19.11 [Intentionally Omitted].

         19.12 CAPTIONS. The headings of this Agreement are inserted for convenience only, shall not constitute a part of this Agreement or be used to construe or interpret any provision hereof.

         19.13 SURVIVAL. The representations and warranties set forth in this Agreement shall survive the Closing and expire in accordance with Section 11.11. The covenants of the parties to be performed after the Closing shall survive the Closing and expire in accordance with their respective terms.

                           [Execution page following.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                           CLARANT WORLDWIDE CORPORATION


                                           By: /s/ Guillermo G. Marmol
                                              ---------------------------------

                                           Name: Guillermo G. Marmol
                                                -------------------------------
                                           Title: Chief Executive Officer
                                                 ------------------------------


                                           YOUNG & RUBICAM INC.


                                           By: /s/ Stephanie W. Abramson
                                              ---------------------------------

                                           Name: Stephanie W. Abramson
                                                -------------------------------

                                           Title: Executive Vice President,
                                                  General Counsel
                                                 ------------------------------

                                   EXHIBIT 3.1

                                  CONSIDERATION

         The Consideration shall be 4,609,091 shares of Clarant Common Stock.

         The minimum IPO price per share of Clarant Common Stock is $9.90.

                                   EXHIBIT 3.2

                           ALLOCATION OF CONSIDERATION


                                  SCHEDULE 3.2


                           Item                                   Value
                           ----                                   -----

Accounts Receivable,                                       book value thereof
Fixed Assets,
Permits,
Assigned Contracts, and
Computer Software

Intellectual Property,                                     remainder of the Consideration
Books and Records,
goodwill, if any,
assets described in
1.1(a)(vii) and any other
intangibles

                                   EXHIBIT 3.3


         (a) Contingent Consideration will be paid to the Contributor contingent on the financial performance of the Business and Clarant during the periods July 1, 1999 through December 31, 1999, and January 1, 2000 through June 30, 2000 (each such period a "Measurement Period"). The following tables set forth the projections and formulas for determining the Contingent Consideration payable to the Contributor:


              PROJECTIONS FOR DETERMINING CONTINGENT CONSIDERATION


                         Projected               Projected               Projected                Projected
Measurement              Business                Business Pre-           Combined                 Combined
Period                   Revenues                Tax Income              Revenues                 Pre-tax Income
------                   --------                ----------              --------                 --------------

Jul. 1, 1999-                   $8,470,000              $1,001,000                  n/a                    n/a
Dec. 31, 1999
Jan. 1, 2000-                       n/a                     n/a                 $75,216,000            $13,810,000
Jun. 30, 2000


                FORMULAS FOR DETERMINING CONTINGENT CONSIDERATION



                                                                                              Maximum
                                    Pre-tax                                                   Pool for                Cap On
Measurement          Revenue        Income        Pool     Formula for Calculating            Contingent              Contingent
Period               Multiple       Multiple      Share    Contingent Consideration           Consideration           Consideration
------               --------       --------      -----    ------------------------           -------------           -------------

Jul. 1, 1999 -             3            15          n/a     50% (Revenue                        $78,700,000            $12,675,000
                                                           Multiple) x (Actual
Dec. 31, 1999                                              Business Revenues -
                                                           Projected Business
                                                           Revenues)

                                                                    +

                                                           50% (Pre-Tax Income
                                                           Multiple) x (Actual
                                                           Pre-Tax Income -
                                                           Projected Pre-Tax
                                                           Income)


Jan. 1, 2000 -            3            15          16.1    (Pool Share) x 50%                      $78,700,000         $12,675,000
                                                    1%     (Revenue Multiple) x
Jun. 30, 2000                                              (Actual Combined
                                                           Revenues - Projected
                                                           Combined Revenues)

                                                                    +

                                                           (Pool Share) x 50%
                                                           (Pre-Tax Income
                                                           Multiple) x (Actual
                                                           Combined Pretax
                                                           Income - Projected
                                                           Combined Pretax
                                                           Income)


         (b) For purposes of determining the amount of Contingent Consideration payable to the Contributor:

                  (i) Pre-Tax Income shall mean net revenues less direct costs less indirect costs and expenses, but including all taxes other than Federal and state income taxes, provided, that, Pre-Tax Income expressly excludes amortization of acquisition goodwill or other charges incident to the transactions contemplated by the Agreement;

                  (ii) Combined Revenues shall mean the total revenues of the Founding Companies only, without giving effect to acquisitions by Clarant or any Founding Company after the Closing Date, unless otherwise agreed to in writing by Clarant;

                  (iii) Combined Pre-Tax Income shall mean the total Pre-Tax Income of the Founding Companies only, without giving effect to acquisitions by Clarant or any Founding Company after the Closing Date, unless otherwise agreed to in writing by Clarant; and

                  (iv) except as otherwise expressly provided herein, all accounting terms shall be interpreted in accordance with U.S. GAAP, based upon consistent use of accounting principles and policies, revenue recognition methods and reserve methodologies for the Measurement Period and the relevant audited financial statements.

         (c) The Contingent Consideration payable for a Measurement Period shall be made in cash and shares of Clarant Common Stock, with the amount of cash to be determined by Clarant in its sole and absolute discretion, PROVIDED, THAT, such amount represents no less than twenty-five percent (25%), nor more than fifty percent (50%), of the total amount of the Contingent Consideration for the Measurement Period; and provided further that in no event shall Clarant pay the Contingent Consideration in shares of Clarant Common Stock if after giving effect to such payment, the Contributor would own, directly or indirectly, twenty percent (20%) or more of the issued and outstanding shares of Clarant Common Stock. For these purposes, each share of Clarant Common Stock will be valued at the trailing 30-day average closing price, ending on the day before the date of issuance.

         (d) Within forty-five (45) days following the end of each Measurement Period, Clarant shall cause Arthur Andersen to review Clarant's and each Founding Company's books and records to determine, as applicable, the Business' actual revenues ("Actual Business Revenues") and actual Pre-Tax Income ("Actual Business Pre-Tax Income"), and the actual Combined Revenues ("Actual Combined Revenues") and actual Combined Pre-Tax Income ("Actual Combined Pre-Tax Income"), for the Measurement Period. Within sixty (60) days following the end of each Measurement Period, Clarant shall deliver a written notice (a "Contingent Consideration Notice") to the Contributor setting forth (i) the determination made by Arthur Andersen of the Actual Business Revenues, Actual Business Pre-Tax Income, Actual Combined Revenues and Actual Combined Pre-Tax Income, if applicable, (ii) the total amount of the Contingent Consideration payable to the Contributor for the Measurement Period and (iii) the amount of cash and shares of Clarant Common Stock that will be paid to the Contributor as Contingent Consideration for the Measurement Period. As soon as practicable after delivering the Contingent Consideration Notice, Clarant shall issue the shares of Clarant Common Stock to be paid as Contingent Consideration and deliver such shares, along with the cash to be paid as Contingent Consideration, to a bank designated by Clarant ("Clarant's Bank") to hold in escrow until final resolution of any disputes regarding the Contingent Consideration.

         (e) The Contributor shall have fifteen (15) days from the receipt of the Contingent Consideration Notice to notify Clarant if there is a dispute about such Contingent Consideration Notice. If Clarant has not received notice of such a dispute within such 15-day period, Clarant shall direct Clarant's Bank to pay the cash portion of the Contingent Consideration by wire transfer of immediately available funds to the Contributor at the account identified on
EXHIBIT 4.2(b)(vii) (which will be provided to Clarant prior to the Closing) and deliver the shares of Clarant Common Stock to the Contributor. If, however, the Contributor has delivered notice of such a dispute to Clarant within such 15-day period, then Clarant's chief financial officer and the chief financial officer of the Contributor shall meet (by conference telephone call or in person at a mutually agreeable site) within one week after notice of a disagreement is given as provided herein. Clarant's chief financial officer and the chief financial officer of the Contributor shall attempt to make a final determination of the Contingent Consideration payable for the Measurement Period. If Clarant's chief financial officer and the chief financial officer of the Contributor do not reach agreement within a reasonable time, either or both of them shall give notice of an impasse, in which case they shall mutually agree on an independent accounting firm to review the Contingent Consideration Notice (and related information) to determine the amount of the Contingent Consideration. In the event that Clarant's chief financial officer and the chief financial officer of Contributor cannot agree on an independent accounting firm, Arthur Andersen shall select such independent accounting firm. The determination of such independent accounting firm shall be final and binding on the parties hereto and promptly upon such determination Clarant shall direct Clarant's Bank to deliver the Contingent Consideration to the

Contributor. The costs of the independent accounting firm shall be borne by the party whose determination of the Contingent Consideration was furthest from the determination of the independent accounting firm, or equally by the parties in the event that the determination by the independent accounting firm is equidistant between the Contingent Consideration as calculated by Clarant and the Contributor.

         (f) Any adjustments to the Contingent Consideration required to be made as a result of the process described in paragraph (e) shall be made in either cash or Clarant Common Stock.

         (g) The amounts payable as Contingent Consideration shall be deemed to include interest, if any, that would be imputed under the Code. No additional payments shall be made to the Contributor for such imputed interest.

         (h) The right to receive the Contingent Consideration shall not be assignable by the Contributor.

         (i) The parties acknowledge that Clarant intends to integrate the businesses of the Founding Companies and implement policies applicable to Clarant and its subsidiaries as a whole after the Closing Date. In integrating the Founding Companies and implementing such policies, Clarant shall not take any action intended or reasonably likely to prejudice the Contributor's rights with respect to the Contingent Consideration. In the event that Clarant merges, consolidates, reorganizes, restructures or disposes of a material portion of the assets of, or takes any similar action with respect to, any one or more of the Founding Companies, Clarant shall maintain sufficient records and recordkeeping procedures as is commercially practicable and reasonably necessary to calculate the amount of Contingent Consideration payable to the Contributor in accordance with the Agreement and the terms set forth in this EXHIBIT 3.3.

         (j) For purposes of calculating the Contingent Consideration during the first Measurement Period, the Business' Actual Pre-tax Income shall be increased by ten percent (10%) of any revenues of any one of the Other Founding Companies from any Referred Work. The term "Referred Work" means work relating to a project obtained from a client of the Contributor that the Contributor requests Clarant to assign to one of the Other Founding Companies and which assignment request is accepted by such Other Founding Company.